STANDARD FORM

                         SINGLE TENANT INDUSTRIAL LEASE

                                      (NET)

         LANDLORD:         ERIC AND SHIRLEY PEPYS



         TENANT:           GISH BIOMEDICAL, INC.



         PROJECT:          22942 ARROYO VISTA



         CITY, STATE:      RANCHO SANTA MARGARITA, CALIFORNIA



         DATE:             OCTOBER 26, 2000

                                TABLE OF CONTENTS

1.       BASIC LEASE TERMS....................................................1

2.       PREMISES.............................................................2

3.       LEASE TERM...........................................................2

4.       POSSESSION...........................................................2

5.       RENT.................................................................3

6.       PREPAID RENT.........................................................4

7.       SECURITY DEPOSIT.....................................................4

8.       USE OF PREMISES AND PROJECT FACILITIES...............................6

9.       SURRENDER OF PREMISES; HOLDING OVER..................................7

10.      SIGNAGE..............................................................8

11.      TAXES................................................................8

12.      UTILITIES............................................................9

13.      MAINTENANCE..........................................................9

14.      ALTERATIONS.........................................................11

15.      RELEASE AND INDEMNITY...............................................11

16.      INSURANCE...........................................................12

17.      DESTRUCTION.........................................................13

18.      CONDEMNATION........................................................14

19.      ASSIGNMENT OR SUBLEASE..............................................15

20.      DEFAULT.............................................................16

21.      LANDLORD'S REMEDIES.................................................17

22.      DEFAULT BY LANDLORD.................................................18

23.      ENTRY OF PREMISES AND PERFORMANCE BY TENANT.........................18

24.      SUBORDINATION.......................................................19

25.      NOTICE..............................................................19

26.      WAIVER..............................................................20

27.      LIMITATION OF LIABILITY.............................................20

28.      FORCE MAJEURE.......................................................20

29.      PROFESSIONAL FEES...................................................20

30.      EXAMINATION OF LEASE................................................21

31.      ESTOPPEL CERTIFICATE................................................21

32.      RULES AND REGULATIONS...............................................21

33.      LIENS...............................................................21

34.      MISCELLANEOUS PROVISIONS............................................22

35.      LEASE EXECUTION.....................................................23


EXHIBITS

EXHIBIT A                  DEPICTION OF PREMISES
EXHIBIT B                  DESCRIPTION OF PREMISES
EXHIBIT C                  WORK LETTER AGREEMENT
EXHIBIT D                  NOTICE OF LEASE TERM DATES
EXHIBIT E                  TENANT ESTOPPEL CERTIFICATE
EXHIBIT F                  RULES AND REGULATIONS
EXHIBIT G                  PROJECT SIGNAGE CRITERIA
EXHIBIT H                  HAZARDOUS MATERIALS ADDENDUM
EXHIBIT I                  HAZARDOUS MATERIALS QUESTIONNAIRE

RIDERS

------

RIDER 1                    OPTION TO EXTEND

                            STANDARD INDUSTRIAL LEASE

                                      (NET)

1.       BASIC LEASE TERMS.
            (a) DATE OF LEASE EXECUTION:            26 October 2000
            (b) TENANT:          Gish Biomedical, Inc., a California corporation

                  Address (Premises):22942 Arroyo Vista, Rancho Santa Margarita
                                   California

                  Address for Notices:22942 Arroyo Vista, Rancho Santa Margarita
                                    CA 92688

            (c) LANDLORD:        Eric and Shirley Pepys.

                  Address for Rent:         Eric and Shirley Pepys
                                            526 South Bayfront
                                            Newport Beach, CA 92662

                  Address for Notices:      Eric and Shirley Pepys
                                            526 South Bayfront
                                            Newport Beach, CA 92662

            (d) TENANT'S PERMITTED USE OF PREMISES: General office,  warehousing and laboratory facilities consistent with biomedical industry

            (e) PREMISES:   Those Certain Premises Defined in Paragraph 2 Below.

            (f) PREMISES AREA:    Approximately 51,913 Rentable Square Feet

            (g) TERM AND COMMENCEMENT:

                Term:   10 Years and 4 Months (124 Months)

                Commencement Date (for Possession): The earlier of the following two dates:

                (a) The  date  of  final execution of this Lease by Landlord and delivery to Tenant; or

                (b) October 13, 2000

                 Base Rent Commencement Date: The earlier of the following two dates:

                (a) The date which is four (4) months after the date of final execution of this Lease by Landlord and delivery to Tenant; or

                (b) February 13, 2001

                Option to Extend Term: One option to extend the Term for five years (see Rider 1)

                (h) MONTHLY BASIC RENT: Thirty Three Thousand, Seven Hundred Forty Three and 45/100 Dollars ($33,743.45)

                (i) ANNUAL BASIC RENT: Four Hundred Four Thousand, Nine Hundred Twenty-One and 40/100 Dollars ($404,921.40)

                (j) RENT ADJUSTMENT:

                    Cost of Living. The cost of living provisions of Subparagraph 5(c) apply using the Consumer Price Index - Urban Wage Earners and Clerical Workers (Los Angeles-Anaheim-Riverside), all items, Base 1982-1984 ("Index"), (1967=100), assuming a minimum of three percent (3%) and a maximum of five percent (5%) per annum, cumulative and compounding.

                (k) PREPAID RENT (for First Month of Term Commencement): Thirty Three Thousand, Seven Hundred Forty Three and 45/100 Dollars ($33,743.45)

                (l) SECURITY  DEPOSIT:  Three   Hundred   Thousand   and  00/100
                Dollars ($300,000.00) in the form of a Letter of Credit pursuant to Pagaraph 7.

                (m) BROKER(S):  Cushman  &   Wakefield   of   California,  Inc.,
                              representing Landlord

                                Cushman  &  Wakefield  of  California,  Inc. and
                                Colliers     Seeley     International,     Inc.,
                                co-representing Tenant

                (n) GUARANTOR(S):     N/A

                (o) TENANT IMPROVEMENTS: All work performed by Tenant to prepare the Premises for occupancy pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit-C.

                (p) TENANT IMPROVEMENT ALLOWANCE: Landlord grants to Tenant a Tenant Improvement Allowance pursuant to the terms of the Work Letter Agreement attached hereto as Exhibit-C.

                (q) ADDITIONAL SECTIONS:  None.

                (r) RIDERS: Riders numbered 1 through 1 are attached hereto and made a part hereof.

                (s) EXHIBITS: Exhibits lettered A through I, are attached hereto and made a part hereof.

     This Paragraph 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in this Paragraph 1 and any specific provision of this Lease, the terms of the more specific provision shall prevail.

2. PREMISES
   --------
     (a) Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises referenced in Paragraph 1 and outlined on the Depiction of Premises attached hereto as Exhibit-A and incorporated herein by this reference. The Premises consist of that certain building which is located at the address designated in Subparagraph 1(b) (the "Building") and the parcel or parcels of real property described on the Description of Premises attached hereto as Exhibit-B and incorporated herein by this reference which is for the exclusive use of Tenant. The Premises are improved or to be improved with certain tenant improvements (the "Tenant Improvements") described in the Work Letter Agreement, a copy of which is attached hereto as Exhibit-C and incorporated herein by this reference, said Premises being agreed, for purposes of this Lease, to have an area of approximately the number of Rentable Square Feet designated in Subparagraph 1(f). (b) The parties agree that the letting and hiring of the Premises is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

3. LEASE  TERM
   ----------

     The Term of this Lease shall be for the period designated in Subparagraph 1(g) commencing on the Commencement Date, and ending on the last day of the Term, unless the term hereby demised shall be sooner terminated as herein provided ("Term"). Notwithstanding the foregoing, if the Commencement Date falls on any day other than the first day of a calendar month then the Term of this Lease shall be measured from the first day of the month following the month in which the Commencement Date occurs. Landlord and Tenant shall execute Exhibit D to confirm the Commencement Date and other matters.

4. POSSESSION
   ----------

     (a) Delivery of Possession. Landlord agrees to deliver possession of the Premises to Tenant upon the date immediately following date of final execution of this Lease by Landlord and delivery to Tenant. Notwithstanding the foregoing, Landlord shall not be obligated to deliver possession of the Premises to Tenant until Landlord has received from Tenant all of the following: (i) the Security Deposit and the first monthly installment of Annual Basic Rent; (ii) executed copies of policies of insurance or certificates thereof as required under Paragraph 16 of this Lease; (iii) copies of all governmental permits and authorizations required in connection with Tenant's operation of its business upon the Premises; and (iv) an executed original of the Hazardous Materials Questionnaire in the form attached hereto as Exhibit I.

     (b) Late Delivery. Tenant agrees that if Landlord is unable to deliver possession of the Premises to Tenant on or prior to the Commencement Date specified in Subparagraph 1(g), this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the Expiration Date of the Term be in any way extended, unless such late delivery shall be due solely to the gross negligence or willful misconduct of Landlord, in which event, as Tenant's sole remedy, the Commencement Date and the Expiration Date of the Term shall be extended one (1) day for each day Landlord delays in delivering possession of the Premises to Tenant due solely to Landlord's gross negligence or willful misconduct. Notwithstanding anything to the contrary in this Paragraph 4(b), Tenant may terminate this Lease if Landlord fails to deliver possession of the Premises pursuant to Paragraph 4(a) within fifteen (15) days of the Commencement Date (for Possession)

     (c) Condition of Premises. Tenant has inspected the Premises and prepared a punch-list of items (the "Punch-List", attached hereto as Exhibit C-5) on the Premises that need additional work. Landlord shall cause all items set forth in the Punch-List to be repaired or corrected within thirty (30) days of the Commencement Date (for Possession) or as soon as reasonably practicable. Other than the items specified in the Punch-List, by taking possession of the Premises, Tenant will be deemed to have accepted the Premises and the Building in their condition on the date of delivery of possession and to have acknowledged that Landlord has installed the Tenant Improvements as required by the Work Letter Agreement and that there are no additional items needing work or repair. Landlord shall cause all items set forth in the Punch-List to be repaired or corrected within thirty (30) days following the preparation of the Punch-List or as soon as reasonably practicable after the preparation of the Punch-List. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises and the Building or any portions thereof or with respect to the suitability of same for the conduct of Tenant's business. Without limiting the foregoing, if the Building is newly constructed or recently renovated, Tenant's execution of the Notice attached hereto as Exhibit D shall constitute a specific acknowledgment and acceptance of the various start-up inconveniences that may be associated with the use of the Premises such as certain construction obstacles, including scaffolding, uneven air conditioning services and other typical conditions incident to recently constructed or renovated buildings.

5. RENT

   ----
     (a) Basic Rent. Effective as of the Base Rent Commencement Date, Tenant agrees to pay Landlord as Annual Basic Rent for the Premises the Annual Basic
Rent designated in Subparagraph 1(h) (adjusted as hereinafter provided) in twelve (12) equal monthly installments as designated in Subparagraph 1(j), each in advance of the first day of each and every calendar month during the Term, except that one month's rent shall be paid upon the execution of this Lease. If the Term of this Lease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then the rent for such periods shall be prorated in the proportion that the number of days this Lease is in effect during such periods bears to thirty (30), and such rent shall be paid at the commencement of such period. In addition to the Annual Basic Rent, Tenant agrees to pay additional rent as provided in Paragraph 11 (Taxes), Paragraph 13 (Maintenance), Paragraph 16 (Insurance), effective as of the Commencement Date (for Possession), and the amount of all rental adjustments as and when hereinafter provided in this Lease. The Annual Basic Rent, any additional rent payable pursuant to the provisions of this Lease, and any rental adjustments shall be paid to Landlord, without any prior demand therefor, and without any deduction or offset whatsoever in lawful money of the United States of America, which shall be legal tender at the time of payment, at the address of Landlord designated in Subparagraph 1(c) or to such other person or at such other place as Landlord may from time to time designate in writing. Further, all charges to be paid by Tenant hereunder, including, without limitation, payments for real property taxes, insurance, repairs, and parking, if any, shall be considered additional rent for the purposes of this Lease, and the word "rent" in this Lease shall include such additional rent unless the context specifically or clearly implies that only the Annual Basic Rent is referenced. Annual Basic Rent shall be adjusted as provided in Subparagraph 1(j).

     (b) Late Payment. Tenant acknowledges that late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance or note secured by the Premises. Therefore, if any installment of Annual Basic Rent is not received within five (5) days of the date such installment is due (pursuant to Paragraph 5 (a)) or any rent or other sum due from Tenant is not received within five (5) days of written notice from Landlord, Tenant shall pay to Landlord an additional sum equal to 10% of such overdue payment for each month such payment remains overdue. Landlord and Tenant hereby agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment. Additionally, all such delinquent rents or other sums, shall bear interest at the lesser of 12% per annum or the maximum legal interest rate. Any payments of any kind returned for insufficient funds will be subject to an additional handling charge of $25.00.

     (c) Cost of Living Rent Adjustment. If Subparagraph 1(j)1 is marked, Annual Basic Rent, including all prior adjustments, shall be increased (but never decreased) annually effective each anniversary of the Commencement Date for Rent or each anniversary of the first day of the month immediately following the month in which the Commencement Date for Rent occurs if the Commencement Date for Rent occurs other than on the first day of a month ("Adjustment Date"), in accordance with the percentage increase, if any, in the Index described in Subparagraph 1(j)1 as published by the United States Department of Labor, Bureau of Labor Statistics ("Bureau"). The Index most recently published prior to the Adjustment Date shall be compared with the Index for the same month of the preceding year and the Annual Basic Rent shall be increased in accordance with the percentage increase, if any, between such Indices. Should the Bureau discontinue the publication of the Index, or publish the same less frequently, or alter the same in some other manner, Landlord, in its discretion, shall adopt a substitute index or procedure which reasonably reflects and monitors consumer prices. The foregoing notwithstanding, the Annual Basic Rent increase shall be increased at a minimum of three percent (3%) with a maximum of five (5%) per annum, cumulative and compounding.

6. PREPAID RENT
   ------------

     Upon execution of this Lease, Tenant shall pay to Landlord the Prepaid Rent set forth in Subparagraph 1(k), and if Tenant is not in default of any provisions of this Lease, such Prepaid Rent shall be applied toward the rent due for the first month of the Term, measured from the Base Rent Commencement Date. Landlord's obligations with respect to the Prepaid Rent are those of a debtor and not of a trustee, and Landlord can commingle the Prepaid Rent. Landlord shall not be required to pay Tenant interest on the Prepaid Rent. Landlord shall be entitled to immediately endorse and cash Tenant's Prepaid Rent; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Prepaid Rent. If Landlord sells the Premises and deposits with the Purchaser the Prepaid Rent, Landlord shall be discharged from any further liability with respect to the Prepaid Rent.

7. SECURITY DEPOSIT
   ----------------

     (a) Upon execution of this Lease, Tenant shall deposit the Security Deposit set forth in Subparagraph 1(l) with Landlord, as security for the performance by Tenant of the provisions of this Lease. If Tenant is in default (beyond all applicable cure periods), regardless of whether such default is monetary or non-monetary, Landlord may use the Security Deposit or any portion thereof to cure the default or to compensate Landlord for any damages sustained by Landlord resulting from Tenant's default. Upon demand, Tenant shall immediately pay to Landlord a sum equal to the portion of the Security Deposit expended or applied by Landlord to maintain the Security Deposit in the amount initially deposited with Landlord. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the entire Security Deposit to Tenant, net of any portion thereof used by Landlord to cure a default by Tenant under this Lease or compensate Landlord for any damages sustained by Landlord resulting from such default, to Tenant. Landlord's obligations with respect to the Security Deposit are those of a debtor and not of a trustee, and Landlord can commingle the Security Deposit with Landlord's general funds. Landlord shall not be required to pay Tenant interest on the Security Deposit. Landlord shall be entitled to immediately endorse and cash Tenant's Security Deposit; however, such endorsement and cashing shall not constitute Landlord's acceptance of this Lease. In the event Landlord does not accept this Lease, Landlord shall return said Security Deposit. If Landlord sells the Premises and deposits with the purchaser the Security Deposit, Landlord shall be discharged from any further liability with respect to the Security Deposit.

     (b) Paragraph 7(a) notwithstanding, Tenant shall post the Security Deposit set forth in Subparagraph 1(l) with Landlord by the delivery to Landlord of an irrevocable standby letter of credit ("Letter of Credit") in compliance with all provisions of this Paragraph 7(b). The Letter of Credit shall reflect Landlord as beneficiary and shall be in the principal amount of the Security Deposit. The Letter of Credit shall be capable of being drawn upon at a location in Southern California reasonably acceptable to Landlord. In all cases, the identity of the issuer of the Letter of Credit shall be subject to the reasonable approval of Landlord. The form of the Letter of Credit shall be subject to the review and reasonable approval of Landlord, and the Letter of Credit shall contain language allowing Landlord to draw upon the Letter of Credit upon presentation to the issuer of Landlord's written statement that Landlord is entitled to the funds represented by such Letter of Credit in accordance with the terms of this Lease. Approval by Tenant prior to any drawing upon the Letter of Credit shall not be required. The Letter of Credit shall be for an original term of not less than one (1) year and shall permit, if appropriate based upon the length of the remaining Term of the Lease and (if appropriate) the remaining portion of the Option Term, Landlord to draw in full upon the Letter of Credit unless Tenant furnishes to Landlord, at least thirty (30) days prior to the expiration of the Letter of Credit, either an extension of the Letter of Credit from the issuer or a substitute Letter of Credit consistent with the requirements of this Paragraph 7(b), in either case so that Landlord has in its possession at all times during the Term and (if appropriate) during the Option Term and for a period of at least two (2) weeks after Landlord recovers and accepts possession of the Premises a valid Letter of Credit capable of being drawn upon in compliance with this Paragraph 7(b).

     Landlord and Tenant agree that Landlord may draw upon the Letter of Credit without notice to Tenant upon the occurrence or nonoccurrence of any event entitling Landlord under this Lease to apply any portion of the Security Deposit. Landlord shall return the Letter of Credit to Tenant at such time as Landlord is obligated to return the Security Deposit to Tenant pursuant to the terms of this Lease. Should the terms of this Lease require an increase or replacement of the dollar amount of the Security Deposit, Tenant shall timely furnish to Landlord either an amendment to the Letter of Credit increasing its principal amount consistent with the requirements of this Lease or provide Landlord with a substitute Letter of Credit in such increased principal amount and otherwise consistent with this Paragraph 7(b). In the event partial drawings are not permitted upon the Letter of Credit and there occurs or does not occur an event so that Landlord under this Lease is entitled to draw upon the Letter of Credit, Landlord may draw upon the full amount of the Letter of Credit, apply a portion of the funds so obtained by Landlord as authorized by this Lease, retain the balance of the Security Deposit pursuant to this Lease and Tenant shall thereafter post additional cash funds with Landlord in the amount of the balance of the Security Deposit, unless Landlord, in its sole and absolute discretion, permits Tenant to post a substitute Letter of Credit representing the Security Deposit. In the event of a sale or other disposition of the Premises, Landlord may require that Tenant furnish to Landlord's transferee a substitute or amended Letter of Credit, naming such transferee as the beneficiary and otherwise in compliance with this Paragraph 7(b).

     Should the Letter of Credit be revoked, should the creditworthiness of the issuer of the Letter of Credit become impaired (in Landlord's reasonable judgment), should Tenant be assessed on two (2) occasions within any eighteen
(18) month period or three (3) occasions within any twenty-four (24) month period any late charges pursuant to Paragraph 5 of this Lease and/or should circumstances arise that create the reasonable likelihood that Landlord would be unable to draw upon the Letter of Credit, Landlord may require that Tenant, within fifteen (15) days of Landlord's notice, post with Landlord in cash the full amount of the Security Deposit then required by this Lease without regard to this Paragraph 7(b). In such event, Landlord shall return any Letter of Credit then in its possession to Tenant. The intent of the parties by this Paragraph 7(b) is that Landlord shall have and retain at all times during the Term and (if appropriate) during the Option Term, and for a period of two (2) weeks after Landlord recovers possession of the Premises, a valid Letter of Credit capable of being drawn upon by Landlord in compliance with this Paragraph 7(b) for the purpose of immediately obtaining funds in the amount of the Security Deposit, so that Landlord is in substantially the same position as if Landlord had in its possession a cash payment by Tenant of the Security Deposit in accordance with this Lease.

     The right as set forth in this Paragraph 7(b) to post a Letter of Credit in satisfaction of Tenant's obligations regarding the Security Deposit is personal to the original Tenant executing this Lease and may not be exercised by any assignee or subtenant of Tenant, even if Landlord has consented to the assignment or subletting.

     (c) Reduction in Security Deposit. Provided that Tenant is not in default (beyond all applicable cure periods), the Security Deposit shall be decreased by the amounts set forth in this Subparagraph 7(c).

          (i) Effective as of the first (1st) anniversary of the Base Rent Commencement Date, the Letter of Credit shall be reduced by an amount equal to One Hundred Five Thousand and 00/100 Dollars ($105,000.00) and the Security Deposit shall then be One Hundred Ninety Five Thousand and 00/100 Dollars ($195,000.00).

          (ii) Effective as of the second (2nd) anniversary of the Base Rent Commencement Date, the Letter of Credit shall be reduced by an amount equal to One Hundred Five Thousand and 00/100 Dollars ($105,000.00) and the Security Deposit shall then be Ninety Thousand and 00/100 Dollars ($90,000.00).

8. USE OF PREMISES AND PROJECT FACILITIES
   --------------------------------------

     (a) Tenant's Use of the Premises. Tenant shall use the Premises for the use or uses set forth in Subparagraph 1(d) above, and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Landlord makes no representations or warranties that said use of the Premises is permitted by any duly constituted public authority having jurisdiction over the Premises or the conduct of Tenant's business.

     (b) Compliance. At Tenant's sole cost and expense, Tenant shall procure, maintain and hold available for Landlord's inspection, all governmental licenses and permits required for Tenant's use of the Premises and the proper and lawful conduct of Tenant's business from the Premises. Tenant shall, at its sole cost and expense, observe and comply with the Certificate of Occupancy issued for the Building, that certain Declaration of Covenants Conditions, and Restrictions for Rancho Santa Margarita Business Park dated as of July 1, 1986, and all laws, statutes, zoning restrictions, ordinances, rules, regulations and requirements of any duly constituted public authority having jurisdiction over the Premises now or hereafter in force relating to or affecting the use, occupancy, alteration or improvement of the Premises including, without limitation, the provisions of Title III of the Americans with Disabilities Act of 1990, as amended. Tenant shall not use or occupy the Premises in violation of any of the foregoing. Tenant shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any authority having jurisdiction over the Premises, governmental or otherwise, to be a violation of law or of said Certificate of Occupancy. Tenant shall comply with all rules, orders, regulations and requirements of the Board of Fire Underwriters or any other insurance authority having jurisdiction over the Premises or any present or future insurer relating to the Premises. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for any existing insurance policy or endorsement required by reason of Tenant's failure to comply with the provisions of this Paragraph 8. Tenant shall not use or allow the Premises to be used for any unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all restrictive covenants and obligations created by private contracts which affect the use and operation of the Premises, including, without limitation, the Rules and Regulations referred to in Paragraph 32 and attached hereto as Exhibit F. Tenant shall not commit or suffer to be committed any waste in or upon the Premises and shall keep the Premises in first-class repair and appearance. Tenant shall be responsible for all structural engineering required to determine structural load, as well as the expense thereof.

     (c) Hazardous Materials. Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released into the environment or disposed of in, on, under or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent Landlord may withhold in its sole and absolute discretion. Landlord, in its sole and absolute discretion, may consent to

Tenant's generation, storage or use of Hazardous Materials on or in the Premises provided Tenant demonstrates to Landlord, in its sole and absolute judgment, that such Hazardous Materials (in incidental quantities) are necessary to or required as part of Tenant's business and will be generated, used, kept, stored and/or disposed of in a manner that complies with all laws regulating any such Hazardous Materials and with good business practices, and provided that Tenant first obtains the written consent of Landlord, and provided further that Tenant indemnifies Landlord from any and all liability with respect to such Hazardous Materials as more particularly described below. Upon the expiration or sooner termination of this Lease, Tenant covenants to remove from the Premises, at its sole cost and expense, any and all Hazardous Materials, including any equipment or systems containing Hazardous Materials, which are brought upon, stored, used, generated or released into the environment by Tenant, its agents, employees, contractors or invitees. To the fullest extent permitted by law, Tenant hereby indemnifies Landlord and agrees to hold Landlord and the Premises free and harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the Premises, damages for the loss or restriction of use of rentable or usable space or of any amenity of the Premises, and sums paid in settlement of claims, attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term directly or indirectly from the presence of Hazardous Materials on, in or about the Premises which is caused or permitted by Tenant, its agents, employees, contractors or invitees. This indemnification by Tenant of Landlord includes, without limitation, any and all costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence of such Hazardous Materials in, on or about the Premises, or the soil or ground water on or under the Premises or any portion thereof. Tenant shall promptly notify Landlord of any release of Hazardous Materials in, on or about the Premises which Tenant becomes aware of during the Term of this Lease, whether caused by Tenant or any other persons or entities. As used in this Lease, the term "Hazardous Materials" shall mean and include any hazardous or toxic materials, substances or wastes, including (A) those materials identified in Section 66680 through 66685 and Sections 66693 through 66740 of Title 22 of the California Administrative Code, Division 4, Chapter 30, as amended from time to time, (B) those materials defined in Section 2550(j) of the California Health and Safety Code, (C) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, any agency of the State of California or any agency of the United States Government, (D) asbestos, (E) petroleum and petroleum-based products, (F) urea formaldehyde foam insulation, (G) polychlorinated biphenyls ("PCBs"), and (H) freon and other chlorofluorocarbons.

     (d) Unless caused by Tenant, Tenant shall not have any responsibility or liability for (i) existing violation of any applicable law relating to any part of the Project (it being understood that the term "Project" includes, but is not limited to, the Premises, the Building and the land underlying the Building), including without limitation the Premises as improved by Landlord, as of the date Tenant takes possession of the Premises, including, but not limited to, violations of any building codes, Laws and the Americans with Disabilities Act of 1990, 42 U.S.C. 12101 et seq. and 47 U.S.C. 225 et seq. as amended from time to time, and any similar or successor federal, state, or local laws (collectively the "ADA") (all of the foregoing laws are included in the term "applicable laws"), or (ii) any hazardous substances or materials present in, on, under or about any part of the Project as of the date Tenant takes possession of the Premises or that we were or are brought into, onto, about, or under any part of the Project after the date Tenant takes possession of the Premises, except for hazardous materials brought onto the Project by Tenant or Tenant's agents, employees or contractors.

     (e) Survival. The provisions of this Paragraph 8 shall survive any termination of this Lease.


9. SURRENDER OF PREMISES; HOLDING OVER
   -----------------------------------

     Upon the expiration of the Term of this Lease, Tenant shall surrender to Landlord the Premises and all Tenant Improvements and alterations in good condition, except for ordinary wear and tear and alterations Tenant has the right or is obligated to remove under the provisions of Paragraph 14 herein. Subject to Paragraph 14, Tenant shall remove all personal property, including, without limitation, all wallpaper, paneling and other decorative improvements or fixtures and shall perform all restoration made necessary by the removal of any alterations or Tenant's personal property before the expiration of the Term, including, for example, restoring all wall surfaces to their condition prior to the commencement of this Lease. Landlord may elect to retain or dispose of in any manner Tenant's personal property not removed from the Premises by Tenant prior to the expiration of the Term. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlord's retention or disposition of Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storage, removal or disposal of Tenant's personal property.

     If Tenant, with Landlord's consent, remains in possession of the Premises after expiration or termination of the Term, or after the date in any notice given by Landlord to Tenant terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on written thirty
(30)-day notice at any time, by either party. All provisions of this Lease, except those pertaining to Term and rent, shall apply to the month-to-month tenancy. Tenant shall pay monthly rent in an amount equal to 150% of Monthly Basic Rent, subject to increases as provided in Subparagraph 5(c), if applicable, for the last full calendar month during the regular Term plus 100% of additional rent as provided in Paragraph 11 (Taxes), Paragraph 13 (Maintenance), Paragraph 16 (Insurance), subject to increase as provided therein. If Tenant fails to surrender the Premises after expiration or termination of the Term, Tenant shall indemnify, defend and hold harmless
Landlord from all rental loss only, including, reasonable attorney fees and costs, but shall not be liable for any loss or liability resulting from any claim against Landlord made by any succeeding tenant founded on or resulting from Tenant's failure to surrender and losses to Landlord due to lost opportunities to lease any portion of the Premises to succeeding tenants, together with, in each case, actual attorneys' fees and costs.

10. SIGNAGE
    -------

     Landlord shall designate the location at or adjacent to the Premises for two or more Tenant identification sign(s), which location shall include building top and monument signage along Arroyo Vista . Tenant shall install and maintain Tenant's identification sign(s) in such designated locations in accordance with this Paragraph 11 and Exhibit G. Tenant shall have no right to install or maintain Tenant identification signs in any other location in, on or about the Premises and shall not display or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted sign(s) shall be subject to: (i) Landlord's written approval prior to installation, which approval may be withheld in Landlord's discretion, (ii) any covenants, conditions or restrictions encumbering the Premises, and (iii) any applicable municipal or governmental permits and approvals. The cost of the sign(s), including the installation, maintenance and removal thereof, shall be at Tenant's sole cost and expense. If Tenant fails to install or maintain its sign(s), or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal, including, without limitation, repainting the Building (if required by Landlord, in Landlord's sole but reasonable judgment), Landlord may do so at Tenant's expense. Tenant shall reimburse Landlord for all costs incurred by Landlord to effect such installation, maintenance or removal, which amount shall be deemed additional rent, and shall include, without limitation, all sums disbursed, incurred or deposited by Landlord, including Landlord's costs, expenses and actual attorneys' fees with interest thereon at the lesser of 12% per annum or the maximum legal interest rate from the date of Landlord's demand until payment. Any sign rights granted to Tenant under this Lease are personal to Tenant and may not be assigned, transferred or otherwise conveyed to any assignee or subtenant of Tenant without Landlord's prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

11. TAXES, ASSOCIATION FEES
    -----------------------

     (a) Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees and public charges levied, assessed or imposed upon its business operations as well as upon all trade fixtures, leasehold improvements, merchandise and other personal property in or about the Premises.

     (b) Real Property Taxes. Tenant shall pay, as additional rent, all Real Property Taxes, including all taxes, assessments (general and special) and other impositions or charges which may be taxed, charged, levied, assessed or imposed with respect to any calendar year or part thereof included within the Term upon all or any portion of or in relation to the Premises or any portion thereof, any leasehold estate in the Premises or measured by rent from the Premises, including any increase caused by the transfer, sale or encumbrance of the Premises or any portion thereof. Notwithstanding anything to the contrary in this Paragraph 11 (b), and provided Tenant has timely paid its share of Real Property Taxes as provided for in this Paragraph 11 (b), Real Property Taxes shall not include tax penalties and interest incurred as a result of Landlord's negligence, inability, unwillingness, or failure to make payments when due "Real Property Taxes" shall also include any form of assessment, levy, penalty, charge or tax (other than estate, inheritance, net income or franchise taxes) imposed by any authority having a direct or indirect power to tax or charge, including, without limitation, any city, county, state, federal or any improvement or other district, whether such tax is: (1) determined by the area of the Premises or the rent or other sums payable under this Lease; (2) upon or with respect to any legal or equitable interest of Landlord in the Premises or any part thereof; (3) upon this transaction or any document to which Tenant is a party creating a transfer in any interest in the Premises; (4) in lieu of or as a direct substitute in whole or in part of or in addition to any real property taxes on the Premises; (5) based on any parking spaces or parking facilities provided in the Premises; or (6) in consideration for services, such as police protection, fire protection, street, sidewalk and roadway maintenance, refuse removal or other services that may be provided by any governmental or quasi-governmental agency from time to time which were formerly provided without charge or with less charge to property owners or occupants. Tenant shall pay Real Property Taxes on the date any taxes or installments of taxes are due and payable as determined by the taxing authority, evidenced by the tax bill. Landlord shall determine and notify Tenant of the amount of Real Property Taxes not less than thirty (30) days in advance of the date such tax or installment of taxes is due and payable. In the event Landlord fails to deliver such timely determination and notice to Tenant, then Tenant shall have thirty (30) days from receipt of such notice to remit payment of Real Property Taxes to Landlord. The foregoing notwithstanding, upon notice from Landlord, Tenant shall pay, as additional rent, Real Property Taxes to Landlord in advance monthly installments equal to one twelfth (1/12) of Landlord's reasonable estimate of the Real Property Taxes payable under this Lease, together with monthly installments of Basic Rent, and Landlord shall hold such payments in a non-interest bearing account. Landlord shall determine and notify Tenant of any deficiency in the impound account and Tenant shall pay any deficiency of funds in the impound account not less than thirty (30) days in advance of the date such tax or installment of taxes is due and payable. In the event Landlord fails to deliver such timely deficiency determination and notice to Tenant, then Tenant shall have thirty (30) days from receipt of such notice to remit payment of such deficiency to Landlord. If Landlord determines that Tenant's impound account has accrued an amount in excess of the Real Property Taxes due and payable, then such excess shall be credited to Tenant within said notice from Landlord.

     (c) Maintenance Association. Tenant shall pay, as additional rent, all assessments, fees and dues chargeable to the Premises by, through or for the Santa Margarita Maintenance Association.

12. UTILITIES
    ---------

     Tenant shall pay directly to the utility companies providing such services, the cost of all water, gas, heat, light, power, sewer, electricity, telephone or other service metered, chargeable or provided to the Premises. Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises. No such failure or interruption shall entitle Tenant to terminate this Lease or abate rent in any manner.

13. MAINTENANCE
    -----------

     (a) Performed by Tenant. Except as provided below, Tenant shall maintain and repair the Premises in good condition, including, without limitation, maintaining and repairing all walls; floors; ceilings; telephone equipment and wiring; doors; exterior and interior windows and fixtures as well as damage caused by Tenant, its agents, contractors, employees or invitees. Upon expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as existed at the commencement of the Term, except for reasonable wear and tear or damage caused by fire or other casualty for which Landlord has received all funds necessary for restoration of the Premises from insurance proceeds. If Tenant refuses or neglects to repair and maintain the Premises as required hereunder and to the reasonable satisfaction of Landlord, Landlord may at any time following ten (10) days from the date on which Landlord shall make a written demand on Tenant to effect such repair and maintenance, enter upon the Premises and make such repairs and/or maintenance without liability to Tenant for any loss or damage which might occur to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord, Landlord's costs for making such repairs plus twenty percent (20%) for overhead, upon presentation of a bill therefor. Said bill shall include interest at the lesser of 12% per annum or the maximum legal interest rate on said costs from the date of completion of the maintenance and repairs by Landlord. Tenant shall, at its own expense, provide, install and maintain in good condition all of its Personal Property required in the conduct of its business on the Premises.

     (b) Performed by Landlord. Subject to reimbursement by Tenant as hereinafter provided, Landlord shall be responsible to maintain, in good condition, the structural parts of the Premises, which shall include only the foundations, bearing and exterior walls (including painting), subflooring; the roof system and skylights; the unexposed electrical, plumbing and sewerage systems, including without limitation, those portions of the systems lying outside the Premises; the paved and hardscaped parking and driveway areas (including resurfacing and restriping); window frames, gutters and downspouts on the Building; the heating, ventilating and air conditioning system servicing the Premises; the outside areas of the Premises and every part thereof, including, without limitation, the soil, landscaping (including replacement thereof), sprinkler system, walkways, parking areas (including periodic sweeping), signs, site lighting and pest control. Landlord shall not be liable for any failure to make any such repairs or any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

     (c) Reimbursement by Tenant. Prior to the commencement of each calendar year, Landlord shall give Tenant a written estimate of the expenses Landlord anticipates will be incurred for the ensuing calendar year with respect to the maintenance and repair to be performed by Landlord as herein described (the "Maintenance Expenses"). Tenant shall pay, as additional rent, such estimated expenses in equal monthly installments in advance on or before the first day of each month concurrent with its payment of Basic Rent. Within ninety (90) days after the end of each calendar year, Landlord shall furnish Tenant a statement showing in reasonable detail the actual expenses incurred for the period in question and the parties shall within thirty (30) days thereafter make payment or allowance as necessary to adjust Tenant's estimated payments to the actual expenses as shown by applicable periodic statements submitted by Landlord. If Landlord shall determine at any time that the estimate of expenses for the current calendar year is or will become inadequate to meet all such expenses for any reason, Landlord shall immediately determine the appropriate amount of such inadequacy and issue a supplemental estimate as to such expenses, and Tenant shall pay any increase in the estimated expenses as reflected by such supplemental estimate. Tenant's failure to timely pay any of the charges in connection with the performance of its maintenance and repair obligations to be paid under this Paragraph 13 shall constitute a material default under this Lease.

     Landlord shall keep or cause to be kept separate and complete books of account covering costs and expenses incurred in connection with its maintenance and repair of the Building and outside areas, which costs and expenses shall include, without limitation, the actual costs and expenses incurred in connection with labor and material utilized in performance of the maintenance and repair obligations hereinafter described, public liability, property damage and other forms of insurance which Landlord may or is required to maintain, reasonable reserves for replacements and/or repairs of improvements to the outside areas, equipment and supplies, employment of such personnel as Landlord may deem reasonably necessary, payment or provision for unemployment insurance, worker's compensation insurance and other employee costs, depreciation of machinery and equipment used in connection with the maintenance of the outside areas, the cost of bookkeeping and accounting services, a management fee to cover Landlord's management, overhead and administrative expenses, assessments which may be levied against the Premises under any recorded covenants, conditions and restrictions, and any other items reasonable necessary from time to time to properly repair, replace and maintain the outside areas and any interest paid in connection therewith. Landlord may elect to delegate its duties hereunder to a professional property manager in which event all costs and expenses of such property management shall be included as expenses to be reimbursed by Tenant hereunder.

     All costs and expenses incurred, by either Tenant directly or by Landlord that are reimbursed by Tenant pursuant to the terms of this Lease, for capital expenses whose useful life will exceed the then remaining term of this Lease shall be defined as "Capital Expenses". Tenant and Landlord shall share such Capital Expenses such that Tenant shall only pay or reimburse Landlord for the portion of such Capital Expenses calculated by multiplying the Capital Expense by a fraction the numerator of which is the remaining term of the Lease as of the date of the Capital Expense and the denominator of which is the useful life of the item as of the date of the Capital Expense. If Tenant has a valid option to extend the term of the Lease which option has not been exercised as of the date of the Capital Expense, the remaining term of the Lease for Capital Expense sharing shall not include the extension period. Upon exercise of a valid extension option, Tenant's share of the Capital Expense shall be recalculated to account for the extension period and, accordingly, any additional share of the Capital Expense due from Tenant (after accounting for previous payment therefore by Tenant) shall become immediately due and payable with interest accrued at the rate of twelve percent (12%) per annum from the date of the Capital Expense to the date of Landlord's statement. Tenant shall be allowed to pay any such additional share of Capital Expense (i) within thirty (30) days of receipt of Landlord's statement determining such additional share or (ii) in equal monthly installments with principal and interest at the rate of twelve percent (12%) per annum fully amortized over the lesser of the extension term or that portion of the remaining life which falls within the extension term.

     Except as provided in Paragraph 17 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or any similar law, statute or ordinance now or hereafter in effect.

14. ALTERATIONS
    -----------

     Tenant shall not make any alterations to the Premises, including any changes to the existing landscaping, without Landlord's prior written consent. If Landlord gives its consent to such alterations, Landlord may post notices in accordance with the laws of the state in which the Premises are located. Tenant may, upon expiration or earlier termination of this Lease, remove all furniture, fixtures, equipment and other personal property installed in the Premises by Tenant (regardless of the method of attachment); including but not limited to lab benches, shelves, storage racks, portable clean rooms, modular furniture, signage and laboratory equipment. Any other alterations made shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, within sixty (60) days before or thirty (30) days after expiration of the Term, elect to require Tenant to remove any alterations which Tenant may have made to the Premises. Landlord agrees that in no event shall Tenant be obligated to remove the Tenant Improvements or any of the alterations, improvements or additions being made to the Premises by Tenant in connection with Tenant's initial occupancy of the Premises, if any (collectively, `Tenant's Initial Alterations') upon expiration or earlier termination of this Lease, except as provided for within the Work Letter attached hereto as Exhibit C. If Landlord so elects, Tenant shall, at its own cost, restore the Premises to the condition designated by Landlord in its election, before the last day of the Term or within thirty (30) days after notice of its election is given, whichever is later.

     Should Landlord consent in writing to Tenant's alteration of the Premises, Tenant shall contract with a contractor approved by Landlord for the construction of such alterations, shall secure all appropriate governmental approvals and permits, and shall complete such alterations with due diligence in compliance with plans and specifications approved by Landlord, and in compliance with all applicable laws, statutes and regulations. Tenant shall pay all costs for such construction and shall keep the Premises free and clear of all mechanics' liens which may result from construction by Tenant.

15. RELEASE AND INDEMNITY
    ---------------------

     As material consideration to Landlord, Tenant agrees that Landlord, its agents, successors-in-interest with respect to the Premises and their directors, officers, partners, employees, shareholders, agents and representatives and the directors, officers, partners, employees, shareholders, agents and representatives of the partners or members of Landlord shall not be liable to Tenant, its agents, employees, invitees, licensees and other persons claiming under Tenant for: (i) any damage to any property entrusted to employees of the Premises, (ii) loss or damage to any property by theft or otherwise, (iii) consequential damages arising out of any loss of the use of the Premises or any equipment or facilities therein, or (iv) any injury or damage to person or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or from pipes, appliances or plumbing work therein or from the roof, street, sub-surface or from any other place or resulting from dampness or any other causes whatsoever, except to the extent caused by the gross negligence or willful misconduct of Landlord or its officers, directors, employees, agents, contractors and representatives. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defects in the Premises. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises and of defects therein or in the fixtures or equipment located therein.

     To the fullest extent permitted by law, Tenant agrees to indemnify, defend (with counsel satisfactory to Landlord) and hold harmless Landlord, its agents, successors-in-interest with respect to the Premises and their directors, officers, partners, employees, shareholders, agents and representatives and the directors, officers, partners, employees, shareholders, agents and representatives of the partners or members of Landlord from (i) all claims, actions liabilities, and proceedings arising from Tenant's use of the Premises or the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant, its agents, contractors, employees or invitees, in or about the Premises and any breach or default in the performance of any obligation to be performed by Tenant under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant, or of its agents, contractors, employee or invitees, and (ii) any and all costs, attorneys' fees, expenses and liabilities incurred with respect to any such claims, actions, liabilities, or proceedings, except to the extent caused by the gross negligence of Landlord or its officers, directors, employees, agents, contractors and representatives, and in the event any actions or proceedings shall be brought against Landlord by reason of such claims, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel approved in writing by Landlord. Tenant hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the gross negligence or willful misconduct of Landlord, its agents or employees, and Tenant hereby waives all its claims in respect thereof against Landlord.

     As used herein, the term "liabilities" shall include all suits, actions, claims and demands and all expenses (including attorneys' fees and costs of defense) incurred in or about any such liability and any action or proceeding brought thereon. If any claim shall be made or any action or proceeding brought against Landlord on the basis of any liability described in this Paragraph 15, Tenant shall, upon notice from Landlord, defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. It is understood that payment shall not be a condition precedent to recovery upon the foregoing indemnity.

16. INSURANCE
    ---------

     Tenant, at its cost, shall pay for and keep in full force and effect throughout the Term of this Lease:

     (a) COMMERCIAL GENERAL LIABILITY insurance with respect to the Premises and the operations by or on behalf of Tenant in, on or about the Premises, including, but not limited to, personal injury, product liability (if applicable), blanket contractual, owner's protective, broad form property damage liability, liquor liability (if applicable) and owned and non-owned automobile liability in an amount not less than $2,000,000 per occurrence. The insurance policy or policies shall contain the following provisions: (1) severability of interest, (2) cross-liability, (3) an endorsement naming Landlord, Landlord's Mortgagees and Ground Lessors (as defined in Paragraph 37(m)) if any, and any other parties-in-interest designated by Landlord as additional insureds, (4) an endorsement stating "such insurance as is afforded by this policy for the benefit of Landlord and any other additional insured shall be primary as respects any liability or claims arising out of the occupancy of the Premises by the Tenant, or Tenant's operations and any insurance carried by Landlord, or any other additional insured shall be non-contributory," (5) with respect to improvements or alterations permitted under this Lease, contingent liability and builder's risk insurance, (6) an endorsement allocating to the Premises the full amount of liability limits required by this Lease, and (7) coverage must be on an "occurrence basis." "Claims-Made" forms are not acceptable.

     (b) WORKERS COMPENSATION COVERAGE as required by law, together with Employers Liability coverage with a limit of not less than $1,000,000.

     (c) TENANT'S PROPERTY INSURANCE: Tenant shall at all times during the Term hereof and at its cost and expense, maintain in effect policies of insurance covering (1) all Tenant Improvements on the Premises installed by Tenant, (2) all personal property of Tenant located in or at the Premises, including, but not limited to, fixtures, furnishings, equipment and furniture, in an amount not less than their full replacement value, and (3) loss of income or business interruption insurance. These policies shall provide protection against any peril included within the classification "All Risk," including, but not limited to, insurance against sprinkler leakage, vandalism and malicious mischief. The proceeds of such insurance shall be used to repair or replace the Tenant
Improvements and personal property so insured. Tenant shall, at its cost, maintain rental abatement insurance assuring that the rent payable hereunder will be paid to Landlord for a period of not less than twelve (12) months if rent is to abate under any provision of this Lease or applicable law. Such coverage shall include a sixty (60)-day extended period of indemnity endorsement.

     All policies of insurance required hereunder shall include a clause or endorsement denying the insurer any rights of subrogation against the other party to the extent rights have been waived by the insured before the occurrence of injury or loss, if same are obtainable without unreasonable cost. Landlord and Tenant each hereby waives any rights of recovery against the other for injury or loss to such waiving party or to its property or the property of others under its control, arising from any cause insured against under any policy of insurance required to be carried by such waiving party under this Lease. The foregoing waiver shall be effective whether or not the waiving party shall actually obtain and maintain the insurance which such waiving party is obligated to obtain and maintain under this Lease.

     All insurance required to be provided by Tenant under this Lease: (a) shall be issued by insurance companies authorized to do business in the state in which the Premises are located and holding a General Policyholders Rating of "A" and a Financial Rate of "X" or better, as set forth in the most recent edition of Best's Insurance Reports; and (b) shall contain an endorsement requiring at least thirty (30) days prior written notice to Landlord and Landlord's lender, before cancellation or change in coverage, scope or amount of any policy. Tenant shall deliver a certificate or copy of such policy together with evidence of payment of all current premiums to Landlord within thirty (30) days of execution of this Lease and within fifteen (15) days of expiration of each policy. Tenant's failure to provide evidence of such coverage to Landlord may, in Landlord's sole discretion, constitute a default under this Lease.

     Subject to being reimbursed by Tenant, Landlord shall insure the Building (excluding all property which Tenant is obligated to insure) by obtaining and maintaining property insurance for any and all reasonable risks (including earthquake and flood insurance) and public liability insurance, all in such amounts and with such deductibles as Landlord considers appropriate. Tenant shall pay, as additional rent, the cost of any insurance maintained by Landlord hereunder and any other insurance Landlord may elect to obtain for the Premises from time to time during the Term (including, without limitation, earthquake and/or flood insurance). Tenant shall pay the cost of insurance policy premiums on the date any premiums or installments of premiums are due and payable. Landlord shall determine and notify Tenant of the amount of insurance premiums not less than fifteen (15) days in advance of the date such premium or installment of premiums is due and payable. In the event Landlord fails to deliver such timely determination and notice to Tenant, then Tenant shall have fifteen (15) days from receipt of such notice to remit payment of insurance premiums to Landlord. The foregoing notwithstanding, upon notice from Landlord, Tenant shall pay, as additional rent, insurance premiums to Landlord in advance monthly installments equal to one twelfth (1/12) of Landlord's reasonable estimate of the insurance premiums payable under this Lease, together with monthly installments of Basic Rent, and Landlord shall hold such payments in a non-interest bearing account. Upon determination of the actual insurance premium due and payable, Landlord shall determine and notify Tenant of any deficiency in the impound account and Tenant shall pay any deficiency of funds in the impound account not less than fifteen (15) days in advance of the date such insurance premium or installment of premiums is due and payable. In the event Landlord fails to deliver such timely deficiency determination and notice to Tenant, then Tenant shall have fifteen (15) days from receipt of such notice to remit payment of such deficiency to Landlord. If Landlord determines that Tenant's impound account has accrued an amount in excess of the insurance premiums due and payable, then such excess shall be credited to Tenant within said notice from Landlord.

     Notwithstanding any contribution by Tenant to the cost of insurance premiums as provided herein, Tenant acknowledges that it has no right to receive any proceeds from any insurance policies carried by Landlord.

17. DESTRUCTION
    -----------

     If during the Term of this Lease, any portion of the Premises, access to the Premises or any part of the Building which is essential to the use of the Premises is damaged or destroyed and such damage or destruction can, in Landlord's reasonable estimation, be repaired within 180 days following such damage or destruction, and Landlord receives insurance proceeds sufficient to restore such damage this Lease shall remain in full force and effect and Landlord shall promptly commence to repair and restore the damage or destruction to substantially the same condition as existed prior to such damage and shall complete such repair and restoration with due diligence in compliance with all then existing laws. If (1) such damage or destruction cannot, in Landlord's reasonable estimate, be repaired within 180 days following such damage or destruction; or (2) more than forty percent (40%) of the Building is damaged or destroyed; or (3) any Mortgagee of the Building will not allow the application of insurance proceeds for repair and restoration; or (4) the damage or destruction is not covered in full by Landlord's Insurance required by Paragraph 16, subject to the deductible or (5) the damage or destruction occurs within the last twelve (12) months of the term of this Lease or any extension hereof, then Landlord may, in its sole discretion, terminate this Lease by delivery of notice to Tenant within 30 days of the date Landlord learns of the damage.

     In the event of repair, reconstruction and restoration by Landlord as herein provided, the rent payable under this Lease shall be abated proportionately to the extent to which there is substantial interference with Tenant's use of the Premises during the period of such repair, reconstruction or restoration; provided that there shall be no abatement of rent if such damage is the result of Tenant's negligence or intentional wrongdoing. Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of the Premises, damage to Tenant's personal Property and/or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

     If Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repair or restoration only to those portions of the Building and the Premises which were originally provided at Landlord's expense, and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant. Tenant agrees to coordinate the restoration and repair of those items it is required to restore or repair with Landlord's repair and restoration work and in accordance with a work schedule prepared by Landlord, or Landlord's contractor. Further, Tenant's work shall be performed in accordance with the terms, standards and conditions contained in Paragraph 14 above.

     The  provisions  of California  Civil Code Section 1932,  Subsection 2, and
Section 133, Subsection 4, and any other similarly enacted statute or court decision relating to the abatement or termination of a lease upon destruction of the leased premises, are hereby waived by Tenant; and the provisions of this Paragraph 17 shall govern in case of such destruction.

18. CONDEMNATION
    ------------

     (a) Definitions. The following definitions shall apply: (1) "Condemnation" and "Taking" means (a) the exercise of any governmental power of eminent domain, whether by legal proceedings or otherwise by Condemnor and (b) the voluntary sale or transfer by Landlord to any Condemnor either under threat of Condemnation or while legal proceedings for condemnation are proceeding; (2) "Date of Taking" means the date the Condemnor has the right to possession of the property being condemned; (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation; and (4) "Condemnor" means any public or quasi-public authority, or private corporation or individual, having a power of condemnation.

     (b) Obligations to be Governed by Lease. If during the Term of this Lease there is any Taking of all or any part of the Premises, the rights and obligations of the parties shall be determined pursuant to this Lease.

     (c) Total or Partial Taking. If the Premises are taken in their entirety by Condemnation, this Lease shall terminate on the date of Taking. If any portion of the Premises is taken by Condemnation, this Lease shall remain in effect, except that Tenant may elect to terminate this Lease if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises.

If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate by giving notice to Landlord within 30 days after receipt of notice of the Taking from Landlord. If Tenant elects to terminate this Lease, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than 30 days nor later than 90 days after Tenant has notified Landlord of its election to terminate; except that this Lease shall terminate on the date of Taking if the date of Taking falls on a date before the date of termination as designated by Tenant. If any portion of the Premises is taken by Condemnation and this Lease remains in full force and effect, on the date of taking the rent shall be reduced by an amount in the same ratio as the total number of rentable square feet in the portion of the Premises taken bears to the total number of rentable square feet in the Premises immediately before the Date of Taking. In the case where a portion of the Premises is taken and the Lease remains in full force and effect, Landlord shall, at its own cost and expense, make all alterations or repairs to the Building so as to make the portion of the Building not taken a complete architectural unit. Such work shall not, however, exceed the scope of work done by Landlord in originally constructing the Premises. Monthly Basic Rent due and payable hereunder shall be temporarily abated during such restoration period in proportion to the extent to which there is substantial interference with Tenant's use of Premises, as reasonably determined by Landlord or Landlord's architect. Each party hereby waives the provisions of
Section 1265.130 of the California Code of Civil Procedure and any present or future law allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Building or Premises.

     If the Premises are totally or partially taken by Condemnation, Tenant shall have the right to assert a claim against the Condemnor for compensation because of such taking, including a claim for the amount calculated by multiplying the percentage of the Premises taken by the unamortized portion of Tenant's contribution to improvements to the Premises (such portion of Tenant's contribution will be amortized over a fifteen (15) year period on a straight line basis) ("Tenant's Claim"). Additionally, Tenant reserves the right to assert a claim against the Condemnor for compensation due to the taking of any clean room located on the Premises and tenant's loss of goodwill and for relocation benefits associated with such taking Tenant shall not otherwise assert any claim against Landlord for any compensation because of such Taking, and Landlord shall be entitled to receive the entire amount of its award, excluding the portion, if any, attributable to Tenant's Claim, without any deduction for any estate or interest of Tenant.

19. ASSIGNMENT OR SUBLEASE
    ----------------------

     Tenant shall not assign or encumber its interest in this Lease or the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives, employees, invitees, or guests) to occupy or use all or any part of the Premises without first obtaining Landlord's consent which Landlord shall not unreasonably withhold. In addition to any other reasonable grounds upon which Landlord may withhold its consent, Landlord shall be deemed reasonable in withholding its consent if it determines in its sole discretion that: (i) the financial net worth of the proposed assignee or sublessee is not equal to or greater than Tenant's financial net worth as of the date of this Lease as increased by the increase in the Consumer Price Index, if any, between the date of this Lease and the date of the assignment or sublease; (ii) the intended use of the Premises by the proposed assignee or sublessee will require more than insignificant alteration of the Premises; (iii) the intended uses of the Premises by the proposed assignee or sublessee will constitute a violation of this Lease or any governmental law, rule, ordinance or regulation governing the Premises or would involve the storage, use or keeping of Hazardous Materials in, on or about the Premises; or if (iv) the proposed rent for the proposed assignee or sublessee is less than the rent then in effect under the Lease; or (vi) the proposed assignee or sublessee is a tenant of Landlord or has negotiated to be a tenant of Landlord any time in the six (6) months just preceding Tenant's request for Landlord's consent. Any assignment, encumbrance or sublease without Landlord's written consent shall be voidable and at Landlord's election, shall constitute a default. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant or any assignee or sublessee from any obligation under this Lease whether or not accrued.

     If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law of any partner, or the dissolution of the partnership, shall be deemed a voluntary assignment. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of at least 10% of the value of the assets of Tenant shall be deemed a voluntary assignment. The phrase "controlling percentage" means ownership of and right to vote stock possessing at least 10% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitle to vote for election of directors. The preceding two sentences of this paragraph shall not apply to corporations the stock of which is traded through a public exchange. If Landlord shall consent to any assignment or sublease of this Lease, fifty percent (50%) of all sums and other consideration payable to or for the benefit of the Tenant from its assignees or subtenants in excess of the rent payable by Tenant to Landlord under this Lease (excluding any sums paid to Tenant from the assignee or sublessee for Tenants business assets not related to Tenant's leasehold interest), less Tenant's cost of assigning or subleasing, including, but not limited to, broker fees, attorney fees and the costs of preparing the Premises for a new tenant and other reasonable tenant concessions which are ordinarily considered within the local commercial real estate market, shall be paid to Landlord, as and when such sums are due and payable.

     If Tenant requests Landlord's consent to an assignment or sublease, Tenant shall submit to Landlord, in writing, the name of the proposed assignee or subtenant and the nature and character of the business of the proposed assignee or subtenant, the term, use, rental rate and all other material terms and conditions of the proposed assignment or sublease, including, without limitation, evidence satisfactory to Landlord that the proposed assignee or subtenant satisfies the financial criteria set forth in the first paragraph of this Paragraph 19, sixty (60) days prior to the proposed effective date of such assignment or sublease. Tenant shall also submit to Landlord a processing fee of Five Hundred Dollars ($500.00) as a condition to Landlord reviewing Tenant's proposed assignment and subletting materials. Landlord shall within thirty (30) days after Landlord's receipt of such written request and information either (i) consent to or refuse to consent to such assignment or sublease in writing (but no such consent to an assignment or sublease shall relieve Tenant or any guarantor of Tenant's obligations under this Lease of any liability hereunder),
(ii) in the event of a proposed assignment of this Lease or a proposed sublease of the entire Premises for the entire remaining Term of this Lease, terminate this Lease effective the first to occur of ninety (90) days following written notice of such termination or the date that the proposed assignment or proposed sublease would have come into effect. If Landlord should fail to notify Tenant in writing of its decision within such thirty (30) day period after the later of the date Landlord is notified in writing of the proposed assignment or sublease or the date Landlord has received all required information concerning the proposed assignee or subtenant and the proposed assignment or sublease, Landlord shall be deemed to have refused to consent to such assignment or sublease, and to have elected to keep this Lease in full force and effect. If Landlord consents to any such assignment or sublease, the assignment shall be on a form approved by Landlord, and Tenant shall pay Landlord any reasonable attorneys' fees and costs incurred in connection with the preparation, review and/or approval of such documentation.

     Notwithstanding anything contained herein to the contrary, Tenant may, without obtaining Landlord's consent, without constituting a default under this Lease, and without triggering any recapture or termination rights in favor of Landlord, assign this Lease or sublet all or any portion of the Premises to (i) any parent, subsidiary, or affiliate entity of Tenant, (ii) any person or entity that acquires all or substantially all of Tenant's assets, or (iii) any entity with which Tenant merges or consolidates with, regardless of whether Tenant is the surviving entity, provided, however that (i) at least twenty (20) days prior to such assignment, Tenant delivers to Landlord the financial statements and other financial and background information of Tenant and the assignee as reasonably required by Landlord, (ii) the net worth of Tenant or any successor or surviving entity shall be not less than the net worth of Tenant as of the date of execution of this Lease as increased by the increase in the Consumer Price Index, if any, between the date of this Lease and the date of the assignment or sublease and (iii) with respect to an assignment, any such successor or surviving entity assumes in full all of the obligations of Tenant under this Lease and (iv) the use of the Premises under this Lease remains unchanged ("Permitted Transfer"). In addition, an assignment or sublet shall not include, and Landlord's consent shall not be required for any transfer of stock, membership interest or other ownership interest in Tenant, including but not limited to (i) any initial or subsequent public offering by Tenant, or (ii) if Tenant is a public company, any sale or transfer of Tenant's stock or the sale or transfer of Tenant's stock to take Tenant private.

20. DEFAULT
    -------

     The  occurrence  of any of the  following  shall  constitute  a default  by
Tenant: (a) A failure to pay rent or any other charge when due, where such failure continues for a period of five (5) days after receipt of written notice from Landlord; (b) Abandonment of the Premises (failure to occupy and operate the Premises for ten consecutive days without paying rent shall be deemed an abandonment); (c) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days; the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, or of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant, within thirty (30) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within (30) days; or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant except as provided in Paragraph 19 herein; (d) The failure of Tenant to timely comply with the provisions of Paragraph 24 or Paragraph 31 of this Lease regarding, respectively, Subordination and Estoppel Certificates, where such failure continues for a period of ten (10) days after receipt of written notice from Landlord; or (e) The failure of Tenant to perform any other provision of this Lease, where such failure continues for a period of ten (10) days after receipt of written notice from Landlord.

21. LANDLORD'S REMEDIES
    -------------------

     Landlord shall have the remedies described in this Paragraph 21 if Tenant is in default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

     (a) Maintain this Lease in full force and effect and recover the rent and other monetary charges as they become due, without terminating Tenant's right to possession irrespective of whether Tenant shall have abandoned the Premises. If Landlord elects not to terminate this Lease, Landlord shall have the right to attempt to relet the Premises at such rent and upon conditions, and for such a term, and to do all acts necessary to maintain or preserve the Premises, as Landlord deems reasonable and necessary, without being deemed to have elected to terminate this Lease, including re-entering the Premises to make repairs or to maintain or modify the Premises, and removing all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. Reletting may be for a period shorter or longer than the remaining Term of this Lease, and for more or less rent, but Landlord shall have no obligation to relet at less than prevailing market rental rates. If reletting occurs, this Lease shall terminate automatically when the new tenant takes possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time thereafter may elect to terminate the Lease by virtue of any previous uncured default by Tenant. In the event of any such termination, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, as well as all costs of reletting, including, without limitation, commissions, attorneys' fees, and restoration or remodeling costs.

     (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, without limitation thereto, the following: (i) the worth, at the time of award, of any unpaid rent which had been earned at the time of such termination; plus (ii) the worth, at the time of award, of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) the worth, at the time of award, of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) any other amount, and court costs, necessary to compensate Landlord for all the detriment proximately caused by Tenant's default or which in the ordinary course of things would be likely to result therefrom (including, without limiting the generality of the foregoing, the amount of any commissions and/or finder's fee for a replacement tenant, maintaining the Premises after such default, and preparing the Premises for reletting); plus (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in
(i) and (ii) above, the "worth at the time of the award" is computed by allowing interest at the lesser of 12% per annum or the maximum legal interest rate. As used in (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

     (c) Collect sublease rents (or appoint a receiver to collect such rents) and otherwise perform Tenant's obligations at the Premises, it being agreed, however, that neither the filing of a petition for the appointment of a receiver for Tenant nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

     (d) Proceed to cure the default at Tenant's sole cost and expense. If at any time Landlord pays any sum or incurs any expense as a result of or in connection with curing any default of Tenant, the amount thereof shall be deemed additional rent hereunder and shall be immediately due and payable by Tenant to Landlord upon demand.

     (e) Intentionally omitted.

     The remedies of Landlord, as hereinabove provided, are cumulative and in addition to and not exclusive of any other remedy of Landlord herein given or which may be permitted by law. The remedies of Landlord, as hereinabove provided, are subject to the other provisions herein. Nothing contained in this Paragraph 21 shall constitute a waiver of Landlord's right to recover damages by reason of Landlord's efforts to mitigate the damage to it caused by Tenant's default; nor shall anything herein adversely affect Landlord's right, as in this Lease elsewhere provided, to indemnification against liability for injury or damage to persons or property occurring prior to the termination of this Lease.

22. DEFAULT BY LANDLORD
    -------------------

     Landlord shall not be in default hereunder unless Landlord fails to perform the obligations required of Landlord within a reasonable time, but in no event later than forty five (45) days after written notice by Tenant to Landlord and to any Mortgagee or Ground Lessor (as defined in Paragraph 34(m)) in writing specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than forty five (45) days is required for performance, then Landlord shall not be in default if Landlord commences performance within such forty five (45) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default; Tenant's remedies shall be limited to any other remedy available at law or in equity. Nothing herein contained shall be interpreted to mean that Tenant is excused from paying rent due hereunder as a result of any default by Landlord.

     Notwithstanding any provision of the Lease to the contrary, (i) Tenant's remedies shall include any legal or relief other than the right to terminate the Lease, and (ii) if Landlord should fail, within a reasonable time (not to exceed thirty (30) days) after written notice from Tenant, to perform (or commence performance and diligently pursue completion) of any act of Landlord's maintenance, repair, replacement or other obligations set forth in the Lease, then Tenant shall have the right, but not the obligation, to perform such obligations and to deduct the reasonable cost thereof from Annual Basic Rent.

23. ENTRY OF PREMISES AND PERFORMANCE BY TENANT
    -------------------------------------------

     Landlord and its authorized representatives shall have the right to enter the Premises upon at least one (1) business day's notice and accompanied by a Tenant escort, except in cases of emergency, at all reasonable times for any of the following purposes: (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;
(b) To do any necessary maintenance and to make any restoration to the Premises or the Building that Landlord has the right or obligation to perform; (c) To post "for sale" signs at any time during the Term, to post "for rent" or "for lease" signs during the last 90 days of the Term, or during any period while Tenant is in default; (d) To show the Premises to prospective brokers, agents, buyers, tenants or persons interested in an exchange, at any time during the Term; (e) To repair, maintain or improve the Premises and to erect scaffolding and protective barricades around and about the Premises but not so as to prevent entry to the Premises and to do any other act or thing necessary for the safety or preservation of the Premises; or (f) To discharge Tenant's obligations hereunder when Tenant has failed to do so in accordance with the terms of this Lease. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising of out Landlord's entry onto the Premises as provided in this Paragraph 23. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this Paragraph 23. Landlord shall reasonably attempt to conduct his activities on the Premises as provided herein in a manner that will cause the lease inconvenience, annoyance or disturbance to Tenant. For each of these purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes. Tenant shall not alter any lock or install a new or additional lock or bolt on any door of the Premises without the prior written consent of Landlord. If Landlord gives its consent, Tenant shall furnish Landlord with a key for any such lock.

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense without any abatement of rent. If Tenant shall fail to pay any sum of money to any third party which Tenant is obligated to pay under this Lease or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord (or such other period as specifically provided herein), Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed in this Lease; provided, however, all sums so paid by Landlord and all necessary incidental costs together with interest thereon at the lesser of 12% or the maximum rate an individual is permitted to charge by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and Landlord shall have (in addition to all other rights or remedies of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent. Further, following each second consecutive late payment of rent, Landlord shall have the option to require that Tenant increase the amount of the Security Deposit required under Paragraph 7 by one hundred percent (100%), which additional Security Deposit shall be retained by Landlord and may be applied by Landlord in the manner provided in Paragraph 7.

24. SUBORDINATION
    -------------

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, and unless otherwise elected by Landlord or any Mortgagee with a lien on the Premises or any Ground Lessor with respect to the Premises (or any part thereof), this Lease shall be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Premises, or the land upon which the Premises is situated, or both, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Premises, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security. Notwithstanding the foregoing, Tenant acknowledges that Landlord shall have the right to subordinate or cause to be subordinated this Lease to any such ground leases or underlying leases or any such liens. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or Deed of Trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the tenant of the successor in interest to Landlord, at the option to such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or Deed of Trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such document in the name and on behalf of Tenant. Tenant shall pay upon demand Landlord's reasonable attorneys' fees and costs in connection with any negotiation or modification of Landlord's lender's standard subordination agreement form.

     Landlord shall, within thirty (30) days after the date of this Lease, provide Tenant with a non-disturbance agreement in form and substance reasonably satisfactory to Tenant pursuant to which Landlord's lenders with respect to the Building and ground lessors, if any, each agree that Tenant's rights to possession of the Premises pursuant to the terms of the Lease shall not be disturbed, so long as Tenant is not in default of its obligations under the Lease beyond any applicable notice and cure periods. Notwithstanding anything to the contrary in this Lease, any subordination of the Lease by Tenant to ground lessors or lienholders with respect to the Building is expressly conditioned on Tenant's receipt of such non-disturbance agreement.

25. NOTICE
    ------

     Any notice, demand, request, consent, approval or communication desired by either party or required to be given, shall be in writing and served personally or sent prepaid by commercial overnight courier or prepaid certified first class mail (return receipt requested), addressed as set forth in Subparagraph 1(b) and 1(c). Either party may change its address by notification to the other party. Notice shall be deemed to be communicated 72 hours from the time of mailing, or at the time of service as provided in this Paragraph 25.

26. WAIVER
    ------

     No delay or omission in the exercise of any right or remedy by Landlord shall impair such right or remedy or be construed as a waiver. No act or conduct of Landlord, including, without limitation, acceptance of the keys to the Premises, shall constitute acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish termination of this Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

27. LIMITATION OF LIABILITY
    -----------------------

     In consideration of the benefits accruing hereunder, Tenant and all successors and assigns of Tenant covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord: (a) The obligations under this Lease do not constitute personal obligations of the individual partners, directors, officers, members or shareholders of Landlord or the partners or the constituent members of Landlord, and Tenant shall not seek recourse against any such parties or any of their personal assets for satisfaction of any liability in respect to this Lease; (b) The liability of Landlord shall be limited solely to, and Tenant's sole and exclusive remedy shall be against, Landlord's interest in the Building and no other assets of Landlord; (c) No partner or member of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership or limited liability company); (d) No service of process shall be made against any partner or member of Landlord (except as may be necessary to secure jurisdiction of the partnership or limited liability company); (e) No partner or member of Landlord shall be required to answer or otherwise plead to any service of process; (f) No judgment may be taken against any partner or member of Landlord; (g) No writ of execution will ever be levied against the assets of any partner or member of Landlord; (h) These covenants and agreements are enforceable both by Landlord and also by any director, officer, member, shareholder or partner of Landlord. Tenant agrees that each of the foregoing provisions shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

28. FORCE MAJEURE
    -------------

     Landlord shall have no liability whatsoever to Tenant on account of (a) the inability or delay of Landlord in fulfilling any of Landlord's obligations under his Lease by reason of strike, other labor trouble, governmental controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of electricity or water furnished to the Premises, by reason of any requirement, act or omission of the public utility or others furnishing the Premises with electricity or water, or for any reason, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Lease specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

29. PROFESSIONAL FEES
    -----------------

     (a) If Landlord should engage any professional including, without limitation, attorneys, appraisers, accountants or environmental or other consultants for the purpose of bringing suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all reasonable costs and expenses including, without limitation, actual professional fees such as appraisers', accountants', attorneys and other consultants' fee, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. If Landlord employs a collection agency to recover delinquent charges, Tenant agrees to pay all collection agency fees charged to Landlord in addition to rent, late charges, interest and other sums payable under this Lease.

     (b) If Landlord is named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit including, without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees.

30. EXAMINATION OF LEASE
    --------------------

     Submission of this instrument for examination or signature by Tenant shall not create a binding agreement between Landlord and Tenant nor shall it constitute a reservation or option to lease on the part of Tenant and this instrument shall not be effective as a lease and shall not create any obligations on the part of Landlord or Tenant until this Lease has been validly executed first by Tenant and second by Landlord, and delivered to Tenant.

31. ESTOPPEL CERTIFICATE
    --------------------

     (a) Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a statement ("Estoppel Certificate"), in a form substantially similar to the form of Exhibit E attached hereto or in such other form as Landlord's lender or purchaser may require, certifying: (i) the date of commencement of this Lease; (ii) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications, stating the nature and date of such modifications), (iii) the date to which the rent and other sums payable under this Lease have been paid; (iv) that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (v) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Paragraph 31 may be relied upon by any Mortgagee, beneficiary, purchaser or prospective purchaser of the Premises or any interest therein.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one (1) month's rent has been paid in advance. Tenant's failure to deliver said statement to Landlord within ten (10) days of receipt shall constitute a default under this Lease and Landlord shall have the remedies provided in Paragraph 21.

32. RULES AND REGULATIONS
    ---------------------

     Tenant shall faithfully observe and comply with the "Rules and Regulations", a copy of which is attached hereto and marked Exhibit F, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord.

33. LIENS

    -----

     Tenant shall, within ten (10) days after receiving notice of the filing of any mechanic's lien for material or work claimed to have been furnished to the Premises on Tenant's behalf or at Tenant's request, discharge the lien or post a bond equal to the amount of the disputed claim with a bonding company reasonably satisfactory to Landlord. If Tenant posts a bond, it shall contest the validity of the lien with all due diligence. Tenant shall indemnify, defend and hold Landlord harmless from any and all losses and costs incurred by Landlord as a result of any such liens attributable to Tenant. If Tenant does not discharge any lien or post a bond for such lien within such ten (10) day period, Landlord may discharge such lien at Tenant's expense and Tenant shall promptly reimburse Landlord for all costs incurred by Landlord in discharging such lien including, without limitation, attorney's fees and costs and interest on all sums expended at the lesser of 12% per annum or the maximum legal interest rate. Tenant shall provide Landlord with not less than ten (10) days written notice of its intention to have work performed at or materials furnished to the Premises so that Landlord may post appropriate notices of non-responsibility. Tenant shall pay upon demand Landlord's reasonable attorneys' fees and costs in connection with any request by Tenant for any subordination or clarification of any Landlord lien right arising under this Lease or at law.

34. MISCELLANEOUS PROVISIONS
    ------------------------

     (a) Time of Essence. Time is of the essence of each provision of this Lease.

     (b) Successors. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as provided in Paragraph 19 herein.

     (c) Landlord's Consent. Any consent required by Landlord under this Lease must be granted in writing and may be withheld by Landlord in its sole and absolute discretion, unless otherwise expressly provided herein.

     (d) Commissions. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner, except for the broker identified in Subparagraph 1(m). If Tenant has dealt with any other person or real estate broker with respect to leasing or renting the Premises, Tenant shall be solely responsible for the payment of any fees due said person or firm and Tenant shall hold Landlord free and harmless and indemnify and defend Landlord from any liabilities, damages or claims with respect thereto, including attorney's fees and costs.

     (e) Landlord's Successors. In the event of a sale or conveyance by Landlord of the Premises, the same shall operate to release Landlord from any liability under this Lease, and in such event Landlord's successor in interest shall be solely responsible for all obligations of Landlord under this Lease.

     (f) Prior Agreement or Amendments. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended except by an agreement in writing signed by the parties hereto or their respective successors-in-interest.

     (g) Recording. Tenant shall not record this Lease nor a short form memorandum thereof without the consent of Landlord. Landlord may record a short form memorandum of this Lease and Tenant shall execute and acknowledge such form if requested to do so by Landlord.

     (h) Severability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect.

     (i) No Partnership or Joint Venture. Nothing in this Lease shall be deemed to constitute Landlord and Tenant as partners or joint venturers. It is the express intent of the parties hereto that their relationship with regard to this Lease and the Premises be and remain that of lessor and lessee.

     (j) Interpretation. When required by the context of this Lease, the singular shall include the plural, and the masculine shall include the feminine and/or neuter. "Party" shall mean Landlord or Tenant.

     (k) No Light, Air or View Easement. Any diminution or blocking of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

     (l) Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

     (m) Mortgagee Protection. In the event of any default on the part of Landlord, Tenant will give simultaneous notice consistent with Paragraph 25 to any beneficiary of a deed of trust, Mortgagee, or Ground Lessor of the Premises ("Mortgagee" or Ground Lessor"), and shall offer such Mortgagee or Ground Lessor, a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, or in the event of a Ground Lessor, by appropriate judicial action, if such should prove necessary to effect a cure.

     (n) Certain Representations and Warranties of Landlord. Landlord represents and warrants that, as of the date of this Lease, (i) there are no liens, encumbrances, leases, mortgages, deeds or trust or other matters encumbering or affecting Landlord's right, title or interest in or to the Premises that will materially and adversely affect Tenant's quiet use and enjoyment of the Premises for which a non-disturbance agreement acceptable to Tenant has not been obtained, (ii) to Landlord's knowledge, the surface and structural elements of the roof, bearing walls, and foundation of the Building are free of material defects and the roof system does not suffer deferred maintenance, (iii) to Landlord's knowledge, the Premises, all improvements thereto and all building systems therein are in good condition and repair, and in compliance with all applicable laws, (iv) except in compliance with applicable laws, neither Landlord, nor to Landlord's knowledge, any prior owner, operator, tenant or occupant of any part of the Project or any nearby property has generated, used, treated, spilled, stored, transferred, disposed, released or caused a threatened release in, at, under, into, from, to or on any part of the Project or any nearby property of any hazardous substances or materials, and (v) Landlord has not received any notice or claim to the effect that either Landlord or any part of the Project or nearby property is or may be liable to any government authority or private party as a result of the release or threatened release of any hazardous substances or materials. If Tenant shall give Landlord written notice of any noncompliance contained within this Subparagraph 34(n), which non compliance is not a result of Tenant's particular use of or improvement to the Premises requiring application of laws which would not otherwise be applicable to the Premises absent such use or improvement, Landlord shall, within thirty
(30) days of receipt of such notice, take all necessary actions and make all necessary repairs, replacements, and alterations to make the Premises, all improvements thereto and all building systems therein in compliance, all at Landlord's sole cost and expense and without Landlord passing through such costs and expenses to Tenant. If Landlord does not take the corrective action within thirty (30) days of Landlord's receipt of Tenant's notice, then Tenant shall have the right to take the corrective actions and to deduct the reasonable cost of said actions from Basic Annual Rent.

35. LEASE EXECUTION
    ---------------

     (a) Tenant's Authority. If Tenant executes this Lease as a partnership or corporation, then Tenant and the persons and/or entities executing this Lease on behalf of Tenant represent and warrant that: (a) Tenant is a duly authorized and existing partnership or corporation, as the case may be, and is qualified to do business in the state in which the Building is located; (b) such persons and/or entities executing this Lease are duly authorized to execute and deliver this Lease on Tenant's behalf in accordance with the Tenant's partnership agreement (if Tenant is a partnership), or a duly adopted resolution of Tenant's board of directors and the Tenant's by-laws (if Tenant is a corporation); and (c) this Lease is binding upon Tenant in accordance with its terms.

     (b) Joint and Several Liability. If more than one person or entity executes this Lease as Tenant: (a) each of them is and shall be jointly and severally liable for the covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant; and (b) the act or signature of, or notice from or to, any one or more of them with respect to this Lease shall be binding upon each and all of the persons and entities executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or signed, or given or received such notice.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

"TENANT"                          Gish Biomedical, Inc.,
                                  a California corporation

                                  By: /s/ Kelly D. Scott
                                      --------------------------------
                                  Name: Kelly D. Scott
                                        ------------------------------
                                  Title: President and Chief Executive Officer

                                         --------------------------------------

                                  By: /s/ Les Taeger

                                      ------------------------------------
                                Name: Les Taeger

                                        ----------------------------------
                                  Title: Chief Financial Officer

                                         ---------------------------------



"LANDLORD"                        Eric and Shirley Pepys,

                                  By: /s/ Eric Pepys

                                      -------------------------------------
                                      Eric Pepys

                                  By: /s/ Shirley Pepys

                                      -------------------------------------
                                      Shirley Pepys

                                    EXHIBIT A

                              DEPICTION OF PREMISES

                    DRAWING OF BUILDING LAYOUT AND PROPERTY.

                                    EXHIBIT B

                             DESCRIPTION OF PREMISES

    Assessors Parcel Map for the property: 805-063-01 22942 ARROYO VISTA RANCHO
                            SANTA MARGARITA CA 92688

                                    EXHIBIT C

                              WORK LETTER AGREEMENT

                    TENANT CONDUCTING OWN TENANT IMPROVEMENTS

THIS WORK LETTER AGREEMENT is entered into as dated 29 September 2000, by and between Eric and Shirley Pepys, Landlord, and Gish Biomedical, Inc., a California corporation, Tenant.

                                    RECITALS:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

B. Tenant desires to improve the Premises on its own behalf without the benefit of Landlord's design and construction resources.

C. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent applicable) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

1.  Minimum  Standards   for  Tenant's  Design and Construction  Resources.  The
    following minimum standards shall apply:

         (i) Only licensed architects and engineers shall be used to perform designwork. Prior to commencement of any designwork, Tenant shall furnish a list of all architects and engineers who will perform designwork for the improvements to be installed under the terms and provisions of this Work Letter Agreement.

         (ii) Only a licensed General Contractor may be used to perform construction work. Prior to contracting with the General Contractor, Tenant shall furnish Landlord with a list of Contractors (general contractor and sub-contractors) who will perform work on the Premises. The list shall include the Contractor license number, City Business License Number, business address, phone number and name of the representative of Contractor.

         (iii) (iii) The General Contractor and all Sub-contractors must conform to all laws and regulations of all State, County , City or other lawful governing authority' having jurisdiction over the Premises or the General Contractor.

         (iv)Prior to the commencement of any construction work on the Premises, Landlord must receive (a) certificates of insurance endorsed to include Landlord as "additional named insured" as applicable on insurance policies to be maintained by Tenant as set forth within the Lease and (b) certificates of insurance for the workman's compensation and liability insurance policies maintained by the General Contractor, endorsed to include Landlord as "additional named insured" on all liability insurance policies and which evidence the following minimum protection:

             WORKER'S COMPENSATION     Statutory

             EMPLOYERS LIABILITY       $1,000,000 (minimum)

             PUBLIC LIABILITY          $1,000,000/$5,000,000 Bodily Injury
                                       $1,000,000 Property Damage or
                                       $5,000,000 Combined Single Limit

         (v) When proceeding with Tenant Improvements, Tenant and Contractor shall fulfill any and all further obligations contained in the Lease and its Exhibits.

2. Completion Schedule. Within ten (10) days after the execution of the Lease and this Work Letter Agreement, Tenant shall deliver to Landlord for Landlord's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 3 below) to be constructed in the Premises, and the estimated Commencement Date for the Term of the Lease. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Landlord for its approval and, upon approval by both Landlord and Tenant, the approved Work Schedule shall become the basis for completing the Tenant Improvements.

3. Tenant Improvements. Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans (defined in Paragraph 4 below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wall covering), electrical (including lighting, switching, telephones, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork and sitework.

4. Tenant Improvement Plans. Immediately after the execution of the Lease and this Work Letter Agreement, Tenant's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications are referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications for tenant improvements for the Project (the "Project Standards"), as the same may be changed from time to time by Landlord.

5. Non-Standard Tenant Improvements. Landlord shall permit Tenant to deviate from the Project Standards for the Tenant Improvements (the "Project Non-Standards"), provided that (a) the deviations shall not be of a lesser quality than the Project Standards; (b)the total lighting for the Premises shall not exceed 1.65 watts per Rentable Square Foot of the Premises;(c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured; (d) the deviations do not require building service beyond the levels normally provided to other tenants in the Project; and (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of Landlord for the Project.

    Any non-standard Tenant Improvements made shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, upon consenting to any such non-standard Tenant Improvements, elect to require Tenant to remove any non-standard Tenant Improvements which may have been made to the Premises.If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, whichever is later.

6. Final Pricing and Drawing Schedule. After the preparation of the space plan and after Landlord's written approval thereof, in accordance with the Work Schedule, Tenant shall cause its architect to prepare and submit to Landlord the Tenant Improvement Plans. The Tenant Improvement Plans shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Tenant's architect for plan checking and the issuance of a building permit. Tenant, with Landlord's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit.
    Concurrent with the plan checking, Tenant shall have prepared a final pricing for Landlord's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City or County in which the Premises are located. After final approval of the Tenant Improvement Plans no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 9 below.

7. Construction of Tenant Improvements. After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Tenant shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Tenant shall supervise the completion of such work and shall use reasonable commercial efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 8 below.

8.  Payment  for the Tenant  Improvements.  Landlord  hereby  grants to Tenant a
    "Tenant Improvement Allowance" of One Hundred Fifty Five, Seven Hundred Thirty-nine and 00/100 Dollars ($155,739.00), subject to Tenant's compliance with the provisions of this Work Letter Agreement and provided in the event
    (a) Tenant has not provided Landlord with a copy of a contract binding Tenant for the completion of such Tenant Improvements within twelve months from the Commencement Date of the Lease or (b) Tenant shall not fully expend or submit for reimbursement from the Tenant Improvement Allowance within eighteen months from the Commencement Date of the Lease, Tenant shall have no further right to seek or obtain reimbursement from Landlord, and Landlord shall have no further obligation or liability to reimburse Tenant for any amounts expensed by Tenant for the Tenant Improvements. The Tenant Improvement Allowance shall only be used for:

     (a) Payment of the cost of preparing the space plan and the Tenant Improvement Plans, including mechanical, electrical, plumbing, structural drawings and of all other aspects necessary to complete the Tenant Improvement Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord's Project. Standards or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

         (i) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

         (ii) Construction  of  the  Tenant  Improvements,   including,  without
limitation, the following:

              (aa) Installation within the Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items;

              (bb) All electrical wiring,lighting fixtures,outlets and switches, and other electrical work to be installed within the Premises;

              (cc) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after- hour air conditioning;

              (dd) Any additional Tenant requirements including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

              (ee) All fire and life safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, installed within the Premises;

              (ff) All plumbing, fixtures, pipes and accessories to be installed within the Premises;

              (gg) Testing and inspection costs; and

              (hh) Contractor's fees, including but not limited to any fees based on general conditions.

         (iii) All other costs expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of this Lease by Landlord and Tenant and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space in the Project for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

         (iv) The cost of sitework or other improvements approved by Landlord as equivalent to Landlord's Project Standards and included within the Tenant Improvement Plans.

     (b) The cost of each item referenced in Paragraph 8(a) above shall be charged against the Tenant Improvement Allowance. In the event that the cost of installing the Tenant Improvements, as established by Tenant, shall exceed the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Allowance as provided in Paragraph 8(a) above, the excess shall be paid by Tenant prior toprior to disbursement of the Tenant Improvement Allowance.

     (c) In the event that, after the Tenant Improvement Plans have been prepared and a price therefor established by Tenant, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, Tenant shall provide a revised final pricing schedule to Landlord.

     (d) Tenant shall submit its application for disbursement of the Tenant Improvement Allowance upon completion of the Tenant Improvements, together with an unconditional release of lien for each consultant and subconsultant with statutory rights to lien, and all contractors, subcontractors and material suppliers providing materials and/or labor to complete the Tenant Improvements ("Completed Application for Payment").

     (e) All bills and releases will be audited by Landlord prior to release of the Tenant Improvement Allowance.

     (f) Landlord shall remit the Tenant Improvement to Tenant within thirty days of receipt of Tenant's Completed Application for Payment. Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant
Improvements shall not be refunded to Tenant and shall not be available to Tenant as a credit against any obligations of Tenant under the Lease.

Completion and Rental Commencement Date. The commencement of the Term of the Lease and Tenant's obligation for the payment of rent under the Lease shall commence as of the date referred to in Subparagraph 1(i) of the Lease10. Certificate of Occupancy. Upon completion of the Tenant Improvements and the issuance by the City or other relevant government agency of a Certificate of Occupancy or other comparable certificate authorizing occupancy of the Premises, Tenant will promptly provide Landlord with a copy of the Certificate of Occupancy or other such certificate, the stamped set of plans and a recorded "Notice of Completion". The certificate of Occupancy must be approved by Landlord before Tenant can move in.

9. Force Majeure. Landlord shall have no liability whatsoever to Tenant on account of the inability or delay of Landlord to fulfill any of Landlord's obligations under this Work Letter Agreement by reason of strike,other labor trouble,inclement weather,acts of God,governmental restrictions, controls or inaction, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Work Letter Agreement specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the date first written above.

"TENANT"                         Gish Biomedical, Inc.,
                                 a California corporation

                                 By: /s/ Kelly D. Scott
                                     -----------------------------------
                                 Name: Kelly D. Scott
                                       ---------------------------------
                                 Title: President and Chief Executive Officer

                                        --------------------------------------

                               By: /s/ Les Taeger

                                     --------------------------------------
                                Name: Les Taeger

                                       ------------------------------------
                                 Title: Chief Financial Officer

                                        -----------------------------------

"LANDLORD"                       Eric and Shirley Pepys,

                               By: /s/ Eric Pepys

                                     --------------------------------------
                                   Eric Pepys

                                 By: /s/ Shirley Pepys

                                     ---------------------------------------
                                     Shirley Pepys

                                   PUNCH-LIST

                          (TO BE COMPLETED BY LANDLORD)


1. Perform miscellaneous concrete epoxy repair and touch-painting on the exterior column at front entrance

2.  All lobby, office and warehouse lights to be in working order

3. Structural engineering inspection and report on hairline cracks in concrete tilt-up panels

4.  Perform one-time pest control service for ant control

5.  All restroom fixtures to be in good working order

6. Inspect irrigation and drainage along south perimeter of building (check for over watering of planter areas)

                                    EXHIBIT D

                                    ---------

                           NOTICE OF LEASE TERM DATES

                           --------------------------


Re: Lease dated 29 September 2000, by and between Eric and Shirley Pepys, ("Landlord") and Gish Biomedical, Inc., a California corporation"), concerning the Premises located at 22942 Arroyo Vista, Rancho Santa Margarita, California

Gentlemen:

In accordance with the subject Lease, we wish to advise and/or confirm as follows:

1. That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the subject Lease and that there is no deficiency in construction.

2. That the Tenant has possession of the subject Premises and acknowledges that under the provisions of the subject Lease the Term of the Lease shall commence as of 13th of October 2000 for a term of 124 months, ending on 12th of February 2011.

3. That in accordance with the subject Lease, rent commences to accrue on 13th of February 2001.

4. If the Commencement Date of the subject Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment as provided for in said Lease.

5. Rent is due and payable in advance on the first day of each and every month during the term of said Lease. Tenant's rent checks should be made payable to Eric and Shirley Pepys at 526 South Bayfront, Newport Beach, CA.

                                  AGREED AND ACCEPTED

"TENANT"                          Gish Biomedical, Inc.,
                                  a California corporation

                                  By: /s/ Kelly D.Scott
                                  Name: Kelly D. Scott

                                       ------------------------------
                                  Title: President and Chief Executive Officer

                                         -------------------------------------

                                  By: /s/ Les Taeger

                                      ----------------------------------
                                Name: Les Taeger

                                        --------------------------------
                                  Title: Chief Financial Officer

                                         -------------------------------



"LANDLORD"                        Eric and Shirley Pepys,

                                  By: /s/ Eric Pepys

                                      ------------------------------------
                                      Eric Pepys

                                  By: /s/ Shirley Pepys

                                      ------------------------------------
                                      Shirley Pepys

                                    EXHIBIT E

                                  Not Executed.

                           TENANT ESTOPPEL CERTIFICATE

The undersigned, Eric and Shirley Pepys, ("Landlord"), with a mailing address c/o ________________ and Gish Biomedical, Inc., a California corporation ("Tenant"), hereby certify to ___________________, a _________________, as follows:

1. Attached hereto is a true, correct and complete copy of that certain lease dated _____, between Landlord and Tenant (the "Lease"), which demises premises located ________________________ (the "Premises").

    The Lease is now in full force and effect and has not been amended, modified or supplemented, except as set forth in Paragraph 4 below.

2.  The Term of the Lease commenced on ________________________, 19__.

3.  The Term of the Lease shall expire on ____________________, 19__.

4.  The Lease has: (initial one)

    (_________) not been amended, modified, supplemented, extended, renewed or assigned.

    (_________) been amended, modified, supplemented, extended, renewed or assigned by the following described agreements, copies of which are attached hereto:

    --------------------------------------------------------------------------.

5.  Tenant has accepted and is now in possession of the Premises.

6. Tenant and Landlord acknowledge that the Lease will be assigned to _______________ _____________ and that no modification, adjustment, revision or cancellation of the Lease or amendments thereto shall be effective unless written consent of ____________ is obtained, and that until further notice, payments under the Lease may continue as heretofore.

7.  The amount of fixed monthly rent is $_____________.

8. The amount of security deposits (if any) is $_____________. No other security deposits have been made.

9. Tenant is paying the full lease rental which has been paid in full as of the date hereof. No rent or other charges under the Lease have been paid more than thirty (30) days in advance of its due date.

10. All work required to be performed by Landlord under the Lease has been completed.

11. There are no defaults on the part of the Landlord or Tenant under the Lease.

12. Tenant has no defense as to its obligations under the Lease and claims no set-off or counterclaim against Landlord.

13. Tenant has no right to any concession (rental or otherwise) or similar compensation in connection with renting the space it occupies except as provided in the Lease.

14. Tenant has no right or option to purchase the Premises, Building or Project, to relocate within the Building or Project or to terminate the Lease.

15. All provisions of the Lease and the amendments thereto (if any) referred to above are hereby ratified.

The foregoing certification is made with the knowledge that __________________ is about to fund a loan to Landlord or ________________ is about to purchase the Project (or part thereof) from Landlord and that _________________ is relying upon the representations herein made in funding such loan or in purchasing the Project (or part thereof).

IN WITNESS THEREOF, this certificate has been executed and delivered by the authorized officers of the undersigned as of ______________, 19__.

                                      Gish Biomedical, Inc.,
                                      a California corporation

                                       By: ___________________________________
                                       Name: _________________________________
                                       Title: ________________________________



                                       By: ___________________________________
                                       Name: _________________________________
                                       Title: ________________________________

                                   SAMPLE ONLY

                               (Not For Execution)

                                    EXHIBIT F

                              RULES AND REGULATIONS

1. Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building of the Project without the prior written consent of landlord, which consent Landlord may withhold in its sole and absolute discretion. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted , affixed or inscribed at the expense of Tenant by a person approved by Landlord.

2. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, stairways, elevators or escalators (if any) of the Project. The halls, passages, exists, entrances, shopping malls, elevators, escalators and stairways are not open to the general public, but are open, subject to reasonable regulations, to Tenant's business invitees. Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interest of the Project and its tenants; provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant shall go upon the roof(s) of the Project.

4. The directory of the Building or Project will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Project and the Premises shall be provided exclusively through Landlord, and except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Project for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor or carelessness or indifferent to the good order and cleanliness of the Premises.

6. Landlord will furnish Tenant, free of charge, with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not after existing locks or install any new additional locks or bolts on any door of the Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys to all doors which have been furnished to Tenant, and in the event of any loss of any keys so furnished shall pay Landlord therefor.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with Landlord's instructions in their installation.

8. Freight elevator(s), if any, shall be available for use by all tenants in the Building, subject to such reasonable scheduling as landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by landlord. Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 p.m. to 6:00 a.m. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to normal office supplies and other small items.No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.

9. Tenant shall not place a load upon any floor the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. Business machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devises sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintain or moving such equipment orother property shall be repairs at the expense of Tenant.

10. Tenant shall not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantifies necessary for the operation or maintenance of office equipment. Tenant shall not use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offense or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the Premises any birds or animals.

11. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord.

12. Tenant shall not waste electricity, water or air conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice, and shall refrain from attempting to adjust controls. Tenant shall keep corridor doors closed, and shall close window coverings at the end of each business day.

13. Landlord  reserves  the  right,   exercisable  without  notice  and  without
    liability to Tenant, to change the name and street address of the Building.

14. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays, any person unless that person is known to the person or employee in charge of the Building or has a pass or is properly identified. Tenant shall be responsible for all persons for whom it request passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damage for any error with regard to the admission to or exclusion from the Building of any person. Landlord reserves the right to prevent access to the Building in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

15. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus, and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

16. Tenant shall not obtain for use on the Premises ice, drinking water, food beverage, towel or other similar services or accept barbering or bootblacking service upon the Premises, except at such hours and under such regulations as may be fixed by Landlord.

17. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall e borne by the tenant who,or whose employees or invitees, shall have caused it.

18. Tenant shall not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in the Project. Tenant shall not use the Premises for any business or activity other than that specifically provided for in this Lease.

19. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof(s)or exterior walls of the Building or Project. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere. Notwithstanding anything to the contrary in this Paragraph 19, Tenant shall have the right, for its personal use and not for the use or enjoyment of any third party, to install and use a microwave dish, antenna, or other telecommunications equipment, which shall not be unsightly and shall be subject to Landlord's reasonable approval and all applicable laws and regulations.

20. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any deface the Premises or any part thereof, except in accordance with the provisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises. In any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

21. Tenant shall not install, maintain or operate on the exterior of the Premises any vending machines without the written consent of Landlord.

22. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

23. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

24. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

25. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for loading or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be done or permitted on the Premises without Landlord's consent, except the use by Tenant of Underwriters' laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted, and the use of a microwave oven, toaster and toaster oven for employees use shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

26. Tenant shall not use in any space or in the public halls of the Project any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building or Project.

27. Without the written consent to Landlord, Tenant shall not use the name of the Building or Project in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Project, Landlord may do so subject to non-discriminatory additional Rules and Regulations.

31. Tenant's requirements will be attended to only upon appropriate application to the Project management office by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

32. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations against any or all of the tenants of the Project.

33. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease.

34. Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time to be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional rules and regulations which are adopted.

35. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees,agents, clients, customers, invitees and guests.

                                    EXHIBIT G

                            PROJECT SIGNAGE CRITERIA

                                To be determined.

                            Exhibit G was left blank.

                                    EXHIBIT H

                          HAZARDOUS MATERIALS ADDENDUM

This Exhibit H is hereby attached to and made a part of the Lease dated 29 September 2000, by and between Eric and Shirley Pepys, ("Landlord") and Gish Biomedical, Inc., a California corporation"), concerning the Premises located at 22942 Arroyo Vista, Rancho Santa Margarita, California.

1. Tenant shall promptly notify Landlord of, and shall promptly provide Landlord with true, correct, complete and legible copies of, all of the following environmental items relating to the Premises which may be filed or prepared by or on behalf of, or delivered to or served upon, Tenant: reports filed pursuant to any self-reporting requirements, reports filed pursuant to any applicable laws or this Lease, all permit applications, permits, monitoring reports, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, underground storage tanks or Hazardous Materials.

2. In addition to Tenant's routine reporting obligations described in Paragraph 1 above, Tenant shall promptly notify Landlord of, and shall promptly provide Landlord with true, correct, complete and legible copies of, all of the following environmental items relating to the Premises which may be filed or prepared by or on behalf of, or delivered to or served upon,
    Tenant: all orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation of, compliance, clean up, remedial and corrective actions, and abatement of Hazardous Materials whether or not required by any applicable laws, including, but not limited to, reports and notices required by or given pursuant to any applicable laws, and all complaints, pleadings and other legal documents filed against Tenant related to Tenant's use, handling storage or disposal of Hazardous Materials. In the event of a release of any Hazardous Materials in, on or about the Premises or the Project, Tenant shall promptly provide Landlord with copies of all reports and correspondence with or from all governmental agencies, authorities or any other persons relating to such release.

3. Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord a Hazardous Materials Questionnaire (the "Hazardous Materials Questionnaire") in the form of Exhibit I, and Tenant shall certify to Landlord all information contained in the Hazardous Materials Questionnaire as true and correct to the best of Tenant's knowledge and belief. The completed Hazardous Materials Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date (each such date is hereinafter referred to as a "Disclosure Date"), until and including the first Disclosure Date occurring after the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials, or any combination thereof, which were stored, generated or used or disposed of on, in, under or about the Premises for the twelve-month period prior to and after each Disclosure Date, or which Tenant intends to store, generate, use or dispose of on, under or about the Premises. At Landlord's option, Tenant's disclosure obligations under this Paragraph 3 shall include a requirement that Tenant update, execute and deliver to Landlord the Hazardous Materials Questionnaire, as the same may be modified by Landlord from time to time.

4. Landlord and Landlord's agents and employees shall have the right, but not the obligation, to inspect, investigate, sample and/or monitor the Premises, including any soil, water, groundwater or other sampling, and any other testing, digging, drilling or analyses, at any time to determine whether Tenant is complying with the terms of this Exhibit H, and in connection therewith, Tenant shall provide Landlord with full access to all relevant facilities, records and personnel. If Tenant is not in compliance with any of the provisions of this Exhibit H, Landlord and Landlord's agents and employees shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises and to discharge Tenant's obligations under this Exhibit H at Tenant's expense, notwithstanding any other provision of this Lease. Landlord and Landlord's agents and employees shall endeavor to minimize interference with Tenant's business but shall not be liable for any such interference. All sums reasonably disbursed, deposited or incurred by Landlord in connection therewith, including, but not limited to, all costs, expenses and actual attorneys' fees, shall be due and payable by Tenant to Landlord, as an item of additional rent, on demand by Landlord, together with interest thereon at the maximum interest rate permitted by law from the date of such demand until paid by Tenant.

5. Landlord, at Tenant's sole cost and expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims or causes of action arising out of the storage, generation, use or disposal by Tenant, its agents, employees, contractors or invitees, of Hazardous Materials in, on, under, from or about the Premises or any other portion of the sublessees Project. If the presence of any Hazardous Materials in, on, under or about the Premises or any other portion of the Project caused or permitted by Tenant, its agents, employees, contractors, sublessees or invitees, results in (i) injury to any person,
    (ii) injury to or any contamination of the Premises or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its sole cost and expense, shall promptly take all actions necessary to return the Premises or such other portion of the Project, to the condition existing prior to the introduction of such Hazardous Materials to the Premises and to remedy or repair any such injury or contamination. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, take any remedial action in response to the presence of any Hazardous Materials in, on, under or about the Premises or any other portion of the Project, or enter into any settlement agreement, consent decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided, however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials in, on, under or about the Premises or any other portion of the Project (i) poses an immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action.

6. Promptly upon the expiration or sooner termination of this Lease, Tenant shall represent to Landlord in writing that (i) Tenant has made a diligent effort to determine whether any Hazardous Material s are in, on, under or about the Premises or any other portion of the Project, and (ii) no Hazardous Materials exist in, on, under or about the Premises or any other portion of the Project other than as specifically identified to Landlord by Tenant in writing. To ensure performance of Tenant's obligations under this Paragraph 7, Landlord may, at any time within one (1) year of the expiration of the Term, or upon the occurrence of an Event of Default, by notice to
    Tenant, require that Tenant promptly commence and diligently prosecute to completion an environmental evaluation of the Premises or any other portion of the Project. In connection therewith, Landlord may require Tenant, at Tenant's sole cost and expense, to immediately hire an outside consultant satisfactory to Landlord to perform a complete environmental audit of the Premises or any other portion of the Project, an executed copy of which shall be delivered to Landlord within thirty (30) days after landlord's request therefor. If Tenant or the environmental audit discloses the existence of Hazardous Materials in, on, under or about the Premises or any other portion of the Project, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord within thirty (30) days after such request a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises or any other portion of the Project to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval, of such clean up plan, Tenant shall, at Tenant's sole cost and expense, without limitation on any rights and remedies of Landlord under this Lease, immediately implement such plan and proceed to clean up Hazardous Materials in accordance with all applicable laws and as required by such plan and this Lease.

7. The provisions of this Exhibit H shall survive any termination of this Lease.

              /s/ EP  /s/ SP                         /s/ KDS
          ------------------------                   ----------------------
           Landlord's Initials                          Tenant's Initials

                                    EXHIBIT I

                        HAZARDOUS MATERIALS QUESTIONNAIRE

This questionnaire is designed to solicit information regarding your proposed use of hazardous or toxic materials. Please complete the questionnaire and return it to SARES REGIS Group for evaluation. If your use of materials or generation of wastes is considered to be significant, further information may be requested regarding your plans for hazardous and toxic materials management.

Your cooperation in this matter is appreciated. If you have any questions do not hesitate to call us for assistance.

I.       PROPOSED LESSEE OR TENANT

                                     D.B.A.:

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Name (Corporation, Individual, Corporate or Individual D.B.A., or Public Agency)
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Standard Industrial Classification Code (SIC)
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Street Address

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City, State, Zip Code
Contact Person & Title:
Telephone Number:  (___) _________          Facsimile Number:  (___) __________


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Street Address

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City, State, Zip Code

III.     DESCRIPTION OF PROPOSED FACILITY USE


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Does the  operation of your  business  involve the use,  generation,  treatment, storage, transfer or disposal of hazardous wastes or materials? Yes _____ No _____. If yes, or if your SIC code number is between 2000 to 4000, please complete Section IV.

IV.      PERMIT DISCLOSURE




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If your answer is yes to any of the above questions  please complete  Sections V and VI.



                                                                                               Quantity On A

     Material                                   Storage Method                                 Monthly Basis

-------------------                        -----------------------                        ----------------------
-------------------                        -----------------------                        ----------------------

-------------------                        -----------------------                        ----------------------
-------------------                        -----------------------                        ----------------------

-------------------                        -----------------------                        ----------------------
-------------------                        -----------------------                        ----------------------

-------------------                        -----------------------                        ----------------------
-------------------                        -----------------------                        ----------------------


Attach additional sheets if necessary.

Is any facility modification required or planned to mitigate the release of toxic or hazardous substance or wastes into the environment? Yes ____ No _____. If yes, please describe the proposed facility modifications:

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VI.      HAZARDOUS WASTE DISCLOSURE

Will any hazardous waste, including recyclable waste, be generated by the operation of your business?

Yes _____ No _____. If yes, please list the hazardous waste which will be generated at the facility, its hazard class and volume/frequency of generation on a monthly basis.




       Waste Name                                     Hazard Class                                  Volume/Month

-------------------------                        -----------------------                        ----------------------
-------------------------                        -----------------------                        ----------------------

-------------------------                        -----------------------                        ----------------------
-------------------------                        -----------------------                        ----------------------

-------------------------                        -----------------------                        ----------------------
-------------------------                        -----------------------                        ----------------------

-------------------------                        -----------------------                        ----------------------
-------------------------                        -----------------------                        ----------------------

-------------------------                        -----------------------                        ----------------------


Attach additional sheets if necessary.

       Waste Name                                    Storage Method

-------------------------                       --------------------------
-------------------------                       --------------------------

-------------------------                       --------------------------
-------------------------                       --------------------------

-------------------------                       --------------------------
-------------------------                       --------------------------

-------------------------                       --------------------------
-------------------------                       --------------------------


If yes, please also describe the method(s) of disposal for each waste. Indicate where disposal will take place and method of transportation to be used:

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Is any treatment or processing of hazardous wastes to be conducted  onsite?  Yes
____ No ____. If yes, please describe proposed treatment/processing methods:

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Which agencies are  responsible  for monitoring and evaluating  compliance  with respect to the storage and disposal of hazardous materials or wastes at or from the Premises?

(Please list all agencies)

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Have there been any agency enforcement actions regarding the company facilities, or any existing company facilities, or any past, pending or outstanding administrative orders or consent decrees? Yes ____ No ____. If yes, have there been any continuing compliance obligations imposed on your company as a result of decrees or orders? Yes ____ No ____. If yes, please describe:

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Has the company  been the  recipient  of requests  for  information,  notice and demand letters, cleanup and abatement orders, or cease and desist orders or other administrative inquiries? Yes _____ No _____. If yes, please describe:

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Are there any pending citizen  lawsuits,  or have any notices of violations been provided to the company or any existing facilities pursuant to the citizens suit provisions of any statute? Yes _____ No _____. If yes, please describe:

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

Have  there  been  any   previous   lawsuits   against  the  company   regarding
environmental concerns?

Yes _____ No _____. If yes, please describe how these lawsuits were resolved?

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Has an environmental audit ever been conducted at any of your company's existing facilities? Yes _____ No _____. If yes, please describe:

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Does your company carry environmental impairment insurance? Yes _____ No ___. If yes, what is the name of the carrier and what are the effective periods and monetary limits of such coverage?

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This Hazardous  Materials  Questionnaire is certified as being true and accurate and has been completed by the party whose signature appears below on behalf of Tenant as of the date set forth below.

Dated: ____________              Signature:  _________________________________
                                 Print Name: _________________________________
                                 Title:  _____________________________________

                                     Rider 1

                                OPTION TO EXTEND

1. Option Right. Landlord hereby grants to the Tenant originally named in the Summary (the "Original Tenant") one (1) option to extend the Lease Term for a period of five (5) years (the "Option Term"), which option shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease more than once. Upon the proper exercise of such option to extend, and provided that, as of the end of the initial Lease Term, Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease more than once, the Lease Term, as it applies to the Premises, shall be extended for a period of five (5) years. The rights contained in this Rider Paragraph 1 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises.

2. Option Rent. The rent payable by Tenant during the Option Term (the "Option Rent") shall be equal to ninety percent (90%) of the annual rental rate per rentable square foot (and the additional rent and considering any "base year" or "expense stop" applicable thereto) at which, as of the commencement of the Option Term, tenants are leasing non-sublease, non-encumbered, non-equity space comparable in size, location and quality to the Premises, for a term of five (5) years, which comparable space is located in the local market, taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space; and
(b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and the extent to which the same can be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant ("Market Rent").

If Landlord and Tenant are unable to agree on Market Rent for purposes of determining the Option Rent within four (4) months prior to the expiration of the initial Lease Term, then Landlord and Tenant shall attempt to agree on a single real estate appraiser with at least five (5) years experience in appraising industrial or research and development buildings in the county where the Premises are located (a "Qualified Appraiser"). If the parties agree on a single Qualified Appraiser within fifteen (15) days, then each party shall submit to such Qualified Appraiser its opinion of the Market Rent as of the date of the exercise of the Option. The sole responsibility of the Qualified Appraiser will be to determine which of the Market Rents submitted by Landlord and Tenant most accurately reflects the Market Rent for the Premises as of the date of the exercise of the Option. The Qualified Appraiser shall select either Landlord's or Tenant's Market Rent. The Qualified Appraiser has no right to propose a middle ground or any modification of the determination made by either party. The Qualified Appraiser's choice will be submitted to the parties within twenty (20) days after his or her engagement. Such determination will bind both Landlord and Tenant. If the parties are unable to agree on a single Qualified Appraiser within such fifteen (15) day period, each party will appoint a Qualified Appraiser on the sixteenth (16th day). Each party will pay the fees and expenses of the Qualified Appraiser it selected to select the determining Qualified Appraiser. Each such Qualified Appraiser shall then designate a third Qualified Appraiser, who shall make the determination as described above. Each party will pay one-half the cost of the determining Qualified Appraiser.

3. Exercise of Option. The option contained in this Rider Paragraph 3 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not less than six (6) months prior to the expiration of the initial Lease Term, stating that Tenant is interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "Option Rent Notice") to Tenant not less than five (5) months prior to the expiration of the initial Lease Term, setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the earlier of (A) the date occurring four months prior to the expiration of the initial Lease Term, and (B) the date occurring thirty (30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord.

"TENANT"                           Gish Biomedical, Inc.,
                                   a California corporation

                                   By: /s/ Kelly D. Scott
                                       -----------------------------------
                                   Name: Kelly D. Scott
                                         ---------------------------------
                                   Title: President and Chief Executive Officer

                                          -------------------------------------

                                   By: /s/ Les Taeger

                                       ------------------------------------
                                   Name: Les Taeger

                                         ----------------------------------
                                   Title: Chief Financial Officer

                                          ---------------------------------

"LANDLORD"                         Eric and Shirley Pepys,

                                   By: /s/ Eric Pepys

                                       -----------------------------------

                                   By:  /s/ Shriley Pepys

                                        ----------------------------------